MONY VARIABLE ACCOUNT L

of

MONY LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS

December 31, 2021

MONY Variable Account A

INDEX TO FINANCIAL STATEMENTS	Page
Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities as of December 31, 2021	3 - 10
Statement of Operations for Year Ended December 31, 2021	11 - 18
Statement of Changes in Net Assets for the Year Ended December 31, 2021	19 - 26
Statement of Changes in Net Assets for the Year Ended December 31, 2020	27 - 34
Notes to Financial Statements	35 - 49

MONY LIFE INSURANCE COMPANY
Reports of Independent Auditors	F-1
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2021 and 2020	F-5
Statutory Statements of Operations for each of the years in the three-year period ended December 31, 2021	F-6
Statutory Statements of Changes in Capital and Surplus for each of the years in the three-year period ended December 31, 2021	F-7
Statutory Statements of Cash Flow for each of the years in the three-year period ended December 31, 2021	F-8
Notes to Financial Statements	F-10
Supplemental Schedules:
Schedule I Summary of Investments — Other Than Investments in Related Parties as of December 31, 2021	S-1
Schedule IV Reinsurance as of and for the years ended December 31, 2021 and 2020	S-2

All other schedules to the statutory financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Policy Owners of MONY Variable Account L and the Board of Directors
of MONY Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in Appendix A that comprise MONY Variable Account L (the Separate Account) of MONY Life Insurance Company as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the years ended December 31, 2018 were audited by other independent registered public accountants whose report, dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual funds or their transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more MONY Life Insurance Company separate accounts since 2019.

Birmingham, Alabama
April 26, 2022

1

Appendix A

1290 VT Equity Income

1290 VT GAMCO Small Company Value

1290 VT Socially Responsible

BNY Mellon Stock Index Fund, Inc.

Charter Small Cap Growth (1)

EQ/AB Small Cap Growth

EQ/All Asset Growth Allocation

EQ/Aggressive Allocation

EQ/Capital Group Research

EQ/Conservative Allocation

EQ/Conservative-Plus Allocation

EQ/Core Bond Index

EQ/Core Plus Bond

EQ/Global Equity Managed Volatility

EQ/Intermediate Government Bond

EQ/Janus Enterprise

EQ/Large Cap Growth Managed Volatility

EQ/Large Cap Value Index

EQ/Large Cap Value Managed Volatility

EQ/Loomis Sayles Growth

EQ/MFS International Growth

EQ/Mid Cap Index

EQ/Mid Cap Value Managed Volatility

EQ/Moderate Allocation

EQ/Moderate-Plus Allocation

EQ/Money Market

EQ/Morgan Stanley Small Cap Growth

EQ/PIMCO Ultra Short Bond

EQ/Quality Bond PLUS

EQ/Small Company Index

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth & Income (2)

EQ/Value Equity

Fidelity® VIP Contrafund® Portfolio

Franklin Income VIP Fund

Franklin Rising Dividends VIP Fund

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Overseas Portfolio

Invesco Oppenheimer Global Fund/VA

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Health Care Fund

Invesco V.I. Technology Fund

MFS® Utilities Series

PIMCO Global Bond Opportunities Portfolio (Unhedged)

(1) Charter Small Cap Growth merged into EQ/Morgan Stanley Small Cap Growth on 6/12/2020

(2) EQ/UBS Growth & Income merged into EQ/Capital Group Research on 6/5/2020

2

MONY Variable Account L

of MONY Life Insurance Company

Statement of Assets and Liabilities

As of December 31, 2021

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	EQ/AB Small Cap Growth	EQ/Aggressive Allocation
Assets:
Investments in shares of the Portfolios, at fair value	$1,490,911	$10,759,725	$364,985	$3,336,267	$265,754	$259,473
Receivable from MONY Life Insurance Company	173	3,293	33	3,613	67	13
Total assets	1,491,084	10,763,018	365,018	3,339,880	265,821	259,486

Liabilities:
Payable to MONY Life Insurance Company	173	3,293	33	3,613	67	13

Net Assets	$1,490,911	$10,759,725	$364,985	$3,336,267	$265,754	$259,473

Net Assets:
Accumulation unit values	1,490,911	10,759,725	364,985	3,336,267	265,754	259,473
Total Net Assets	$1,490,911	$10,759,725	$364,985	$3,336,267	$265,754	$259,473

Investments in shares of the Portfolios, at cost	$1,451,694	$6,465,110	$175,601	$1,722,825	$238,228	$231,706

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

3

MONY Variable Account L

of MONY Life Insurance Company

Statement of Assets and Liabilities, continued

As of December 31, 2021

	EQ/All Asset Growth Allocation	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative- Plus Allocation	EQ/Core Bond Index	EQ/Core Plus Bond
Assets:
Investments in shares of the Portfolios, at fair value	$4,851,275	$3,741,656	$75,026	$399	$1,457,227	$204,184
Receivable from MONY Life Insurance Company	2,000	126,341	20	-	280	42
Total assets	4,853,275	3,867,997	75,046	399	1,457,507	204,226

Liabilities:
Payable to MONY Life Insurance Company	2,000	126,343	20	-	280	42

Net Assets	$4,851,275	$3,741,654	$75,026	$399	$1,457,227	$204,184

Net Assets:
Accumulation unit values	4,851,275	3,741,654	75,026	399	1,457,227	204,184
Total Net Assets	$4,851,275	$3,741,654	$75,026	$399	$1,457,227	$204,184

Investments in shares of the Portfolios, at cost	$4,528,025	$2,614,585	$76,568	$403	$1,457,799	$198,183

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

4

MONY Variable Account L

of MONY Life Insurance Company

Statement of Assets and Liabilities, continued

As of December 31, 2021

	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond	EQ/Janus Enterprise	EQ/Large Cap Growth Managed Volatility	EQ/Large Cap Value Index	EQ/Large Cap Value Managed Volatility
Assets:
Investments in shares of the Portfolios, at fair value	$100,562	$634,806	$1,331,123	$1,973,231	$2,195,321	$251,094
Receivable from MONY Life Insurance Company	32	320	530	1,958	271	71
Total assets	100,594	635,126	1,331,653	1,975,189	2,195,592	251,165

Liabilities:
Payable to MONY Life Insurance Company	32	320	530	1,958	271	71

Net Assets	$100,562	$634,806	$1,331,123	$1,973,231	$2,195,321	$251,094

Net Assets:
Accumulation unit values	100,562	634,806	1,331,123	1,973,231	2,195,321	251,094
Total Net Assets	$100,562	$634,806	$1,331,123	$1,973,231	$2,195,321	$251,094

Investments in shares of the Portfolios, at cost	$82,229	$631,528	$1,000,594	$1,464,499	$1,601,131	$180,723

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

5

MONY Variable Account L

of MONY Life Insurance Company

Statement of Assets and Liabilities, continued

As of December 31, 2021

	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index	EQ/Mid Cap Value Managed Volatility	EQ/Moderate Allocation	EQ/Moderate-Plus Allocation
Assets:
Investments in shares of the Portfolios, at fair value	$7,943,808	$1,999,149	$788,276	$2,167,064	$211,039	$369,389
Receivable from MONY Life Insurance Company	3,168	2,721	123	267	10	16
Total assets	7,946,976	2,001,870	788,399	2,167,331	211,049	369,405

Liabilities:
Payable to MONY Life Insurance Company	3,168	2,721	123	267	10	16

Net Assets	$7,943,808	$1,999,149	$788,276	$2,167,064	$211,039	$369,389

Net Assets:
Accumulation unit values	7,943,808	1,999,149	788,276	2,167,064	211,039	369,389
Total Net Assets	$7,943,808	$1,999,149	$788,276	$2,167,064	$211,039	$369,389

Investments in shares of the Portfolios, at cost	$5,182,262	$1,701,650	$554,907	$1,550,378	$204,325	$346,716

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

6

MONY Variable Account L

of MONY Life Insurance Company

Statement of Assets and Liabilities, continued

As of December 31, 2021

	EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS	EQ/Small Company Index	EQ/T.Rowe Price Growth Stock
Assets:
Investments in shares of the Portfolios, at fair value	$2,218,196	$1,694,520	$252,025	$525,608	$154,687	$9,914,291
Receivable from MONY Life Insurance Company	17,872	4,133	163	176	20	3,032
Total assets	2,236,068	1,698,653	252,188	525,784	154,707	9,917,323

Liabilities:
Payable to MONY Life Insurance Company	17,872	4,136	163	176	20	3,032

Net Assets	$2,218,196	$1,694,517	$252,025	$525,608	$154,687	$9,914,291

Net Assets:
Accumulation unit values	2,218,196	1,694,517	252,025	525,608	154,687	9,914,291
Total Net Assets	$2,218,196	$1,694,517	$252,025	$525,608	$154,687	$9,914,291

Investments in shares of the Portfolios, at cost	$2,217,912	$2,026,088	$255,314	$539,786	$131,515	$4,565,936

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

7

MONY Variable Account L

of MONY Life Insurance Company

Statement of Assets and Liabilities, continued

As of December 31, 2021

	EQ/Value Equity	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco Oppenheimer Global Fund/VA	Invesco V.I. Diversified Dividend Fund
Assets:
Investments in shares of the Portfolios, at fair value	$192,575	$5,081,550	$1,219,640	$158,735	$567,824	$126,049
Receivable from MONY Life Insurance Company	22	5,896	400	19	9	37
Total assets	192,597	5,087,446	1,220,040	158,754	567,833	126,086

Liabilities:
Payable to MONY Life Insurance Company	22	5,896	400	19	9	37

Net Assets	$192,575	$5,081,550	$1,219,640	$158,735	$567,824	$126,049

Net Assets:
Accumulation unit values	192,575	5,081,550	1,219,640	158,735	567,824	126,049
Total Net Assets	$192,575	$5,081,550	$1,219,640	$158,735	$567,824	$126,049

Investments in shares of the Portfolios, at cost	$157,843	$2,876,821	$1,070,149	$107,168	$366,646	$86,503

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

8

MONY Variable Account L

of MONY Life Insurance Company

Statement of Assets and Liabilities, continued

As of December 31, 2021

	Invesco V.I. Global Core Equity Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio
Assets:
Investments in shares of the Portfolios, at fair value	$129,594	$272,708	$37,129	$1,160,168	$2,905,677	$2,424,152
Receivable from MONY Life Insurance Company	16	34	2	3,015	2,045	5,227
Total assets	129,610	272,742	37,131	1,163,183	2,907,722	2,429,379

Liabilities:
Payable to MONY Life Insurance Company	16	34	2	3,015	2,045	5,227

Net Assets	$129,594	$272,708	$37,129	$1,160,168	$2,905,677	$2,424,152

Net Assets:
Accumulation unit values	129,594	272,708	37,129	1,160,168	2,905,677	2,424,152
Total Net Assets	$129,594	$272,708	$37,129	$1,160,168	$2,905,677	$2,424,152

Investments in shares of the Portfolios, at cost	$99,971	$217,064	$22,525	$703,668	$1,647,552	$1,565,617

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

9

MONY Variable Account L

of MONY Life Insurance Company

Statement of Assets and Liabilities, concluded

As of December 31, 2021

	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)
Assets:
Investments in shares of the Portfolios, at fair value	$2,122,310	$428,745	$298,483	$241,734
Receivable from MONY Life Insurance Company	1,552	116	106	89
Total assets	2,123,862	428,861	298,589	241,823

Liabilities:
Payable to MONY Life Insurance Company	1,552	116	106	89

Net Assets	$2,122,310	$428,745	$298,483	$241,734

Net Assets:
Accumulation unit values	2,122,310	428,745	298,483	241,734
Total Net Assets	$2,122,310	$428,745	$298,483	$241,734

Investments in shares of the Portfolios, at cost	$1,112,395	$360,454	$222,785	$273,679

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

10

MONY Variable Account L

of MONY Life Insurance Company

Statement of Operations

For the year ended December 31, 2021

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	EQ/AB Small Cap Growth	EQ/Aggressive Allocation
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$21,151	$65,057	$1,516	$34,980	$-	$10,319

Expenses:
Asset-based charges	7,834	67,916	2,312	19,669	1,934	1,756

Net Investment Income (Loss)	13,317	(2,859)	(796)	15,311	(1,934)	8,563

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio shares	(9,041)	483,901	41,869	127,261	15,402	2,095
Capital gain distributions from the Portfolios	-	724,087	4,141	136,514	43,154	19,331
Net realized gain (loss) on investments	(9,041)	1,207,988	46,010	263,775	58,556	21,426

Net change in unrealized appreciation (depreciation) of investments	307,638	1,016,659	47,564	467,447	(22,238)	6,497
Net Realized and Unrealized Gain (Loss) on Investments	298,597	2,224,647	93,574	731,222	36,318	27,923

Net Increase (Decrease) in Net Assets Resulting from Operations	$311,914	$2,221,788	$92,778	$746,533	$34,384	$36,486

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

11

MONY Variable Account L

of MONY Life Insurance Company

Statement of Operations, continued

For the year ended December 31, 2021

	EQ/All Asset Growth Allocation	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative- Plus Allocation	EQ/Core Bond Index	EQ/Core Plus Bond
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$188,218	$-	$1,069	$9	$20,962	$2,752

Expenses:
Asset-based charges	35,134	21,002	513	4	8,760	1,166

Net Investment Income (Loss)	153,084	(21,002)	556	5	12,202	1,586

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio shares	104,285	64,789	637	14	6,662	1,690
Capital gain distributions from the Portfolios	641,924	175,720	2,835	23	7,626	2,027
Net realized gain (loss) on investments	746,209	240,509	3,472	37	14,288	3,717

Net change in unrealized appreciation (depreciation) of investments	(430,544)	479,631	(2,349)	(11)	(67,925)	(9,972)
Net Realized and Unrealized Gain (Loss) on Investments	315,665	720,140	1,123	26	(53,637)	(6,255)

Net Increase (Decrease) in Net Assets Resulting from Operations	$468,749	$699,138	$1,679	$31	$(41,435)	$(4,669)

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

12

MONY Variable Account L

of MONY Life Insurance Company

Statement of Operations, continued

For the year ended December 31, 2021

	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond	EQ/Janus Enterprise	EQ/Large Cap Growth Managed Volatility	EQ/Large Cap Value Index	EQ/Large Cap Value Managed Volatility
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$870	$4,611	$1,206	$-	$26,231	$2,267

Expenses:
Asset-based charges	622	3,571	6,678	11,520	10,471	1,115

Net Investment Income (Loss)	248	1,040	(5,472)	(11,520)	15,760	1,152

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio shares	1,609	1,974	30,121	94,745	35,554	5,008
Capital gain distributions from the Portfolios	17,581	4,406	133,940	458,626	109,558	25,532
Net realized gain (loss) on investments	19,190	6,380	164,061	553,371	145,112	30,540

Net change in unrealized appreciation (depreciation) of investments	(6,181)	(25,063)	34,451	(146,117)	229,472	18,531
Net Realized and Unrealized Gain (Loss) on Investments	13,009	(18,683)	198,512	407,254	374,584	49,071

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,257	$(17,643)	$193,040	$395,734	$390,344	$50,223

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

13

MONY Variable Account L

of MONY Life Insurance Company

Statement of Operations, continued

For the year ended December 31, 2021

	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index	EQ/Mid Cap Value Managed Volatility	EQ/Moderate Allocation	EQ/Moderate-Plus Allocation
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$-	$4,562	$4,674	$11,610	$5,457	$12,576

Expenses:
Asset-based charges	44,015	13,368	3,947	11,395	1,248	2,041

Net Investment Income (Loss)	(44,015)	(8,806)	727	215	4,209	10,535

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio shares	257,467	51,035	13,989	90,455	4,347	8,416
Capital gain distributions from the Portfolios	748,680	240,585	61,890	247,232	12,439	27,012
Net realized gain (loss) on investments	1,006,147	291,620	75,879	337,687	16,786	35,428

Net change in unrealized appreciation (depreciation) of investments	148,967	(117,408)	74,488	147,645	(4,847)	(2,057)
Net Realized and Unrealized Gain (Loss) on Investments	1,155,114	174,212	150,367	485,332	11,939	33,371

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,111,099	$165,406	$151,094	$485,547	$16,148	$43,906

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

14

MONY Variable Account L

of MONY Life Insurance Company

Statement of Operations, continued

For the year ended December 31, 2021

	EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS	EQ/Small Company Index	EQ/T.Rowe Price Growth Stock
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$-	$-	$1,065	$4,098	$986	$-

Expenses:
Asset-based charges	13,749	12,067	1,387	3,192	545	71,549

Net Investment Income (Loss)	(13,749)	(12,067)	(322)	906	441	(71,549)

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio shares	408	152,094	(253)	(14)	4,013	602,041
Capital gain distributions from the Portfolios	3,594	842,626	-	3,695	15,511	858,333
Net realized gain (loss) on investments	4,002	994,720	(253)	3,681	19,524	1,460,374

Net change in unrealized appreciation (depreciation) of investments	241	(890,901)	(1,960)	(19,304)	1,284	(176,927)
Net Realized and Unrealized Gain (Loss) on Investments	4,243	103,819	(2,213)	(15,623)	20,808	1,283,447

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,506)	$91,752	$(2,535)	$(14,717)	$21,249	$1,211,898

Note: Totals may not appear to foot/crossfoot due to rounding.

 The accompanying notes are an integral part of these financial statements.

15

MONY Variable Account L
of MONY Life Insurance Company

Statement of Operations, continued
For the year ended December 31, 2021

	EQ/Value Equity	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco Oppenheimer Global Fund/VA	Invesco V.I. Diversified Dividend Fund
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$1,238	$2,199	$56,020	$1,226	$-	$2,587

Expenses:
Asset-based charges	629	30,774	6,165	502	1,924	773

Net Investment Income (Loss)	609	(28,575)	49,855	724	(1,924)	1,814

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio shares	1,325	160,225	9,949	3,158	10,672	1,624
Capital gain distributions from the Portfolios	32,995	581,833	-	4,617	28,894	468
Net realized gain (loss) on investments	34,320	742,058	9,949	7,775	39,566	2,092

Net change in unrealized appreciation (depreciation) of investments	3,844	390,593	117,477	25,005	37,147	15,677
Net Realized and Unrealized Gain (Loss) on Investments	38,164	1,132,651	127,426	32,780	76,713	17,769

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,773	$1,104,076	$177,281	$33,504	$74,789	$19,583

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

16

MONY Variable Account L
of MONY Life Insurance Company

Statement of Operations, continued
For the year ended December 31, 2021

	Invesco V.I. Global Core Equity Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$1,216	$531	$-	$10,022	$8,639	$-

Expenses:
Asset-based charges	820	1,654	233	7,054	17,720	14,986

Net Investment Income (Loss)	396	(1,123)	(233)	2,968	(9,081)	(14,986)

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio shares	4,144	2,595	373	41,929	121,364	49,899
Capital gain distributions from the Portfolios	20,362	27,633	3,399	8,749	227,960	269,489
Net realized gain (loss) on investments	24,506	30,228	3,772	50,678	349,324	319,388

Net change in unrealized appreciation (depreciation) of investments	(7,313)	(1,061)	980	117,617	64,981	142,349
Net Realized and Unrealized Gain (Loss) on Investments	17,193	29,167	4,752	168,295	414,305	461,737

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,589	$28,044	$4,519	$171,263	$405,224	$446,751

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

17

MONY Variable Account L
of MONY Life Insurance Company

Statement of Operations, concluded
For the year ended December 31, 2021

	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$10,544	$4,307	$4,916	$12,413

Expenses:
Asset-based charges	12,689	2,027	1,168	1,213

Net Investment Income (Loss)	(2,145)	2,280	3,748	11,200

Net Realized and Unrealized Gain(Loss) on Investments:
Net realized gain (loss) on redemption of Portfolio shares	68,375	3,118	6,024	(1,424)
Capital gain distributions from the Portfolios	93,797	-	9,580	3,830
Net realized gain (loss) on investments	162,172	3,118	15,604	2,406

Net change in unrealized appreciation (depreciation) of investments	160,087	42,994	17,542	(25,390)
Net Realized and Unrealized Gain (Loss) on Investments	322,259	46,112	33,146	(22,984)

Net Increase (Decrease) in Net Assets Resulting from Operations	$320,114	$48,392	$36,894	$(11,784)

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

18

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets
For the year ended December 31, 2021

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	EQ/AB Small Cap Growth	EQ/Aggressive Allocation
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$13,317	$(2,859)	$(796)	$15,311	$(1,934)	$8,563
Net realized gain (loss) on investments	(9,041)	1,207,988	46,010	263,775	58,556	21,426
Net change in unrealized appreciation (depreciation) of investments	307,638	1,016,659	47,564	467,447	(22,238)	6,497

Net increase (decrease) in net assets resulting from operations	311,914	2,221,788	92,778	746,533	34,384	36,486

From Contract Owners Transactions:
Payments received from Contract Owners	78,607	252,980	20,127	84,277	4,842	6,390
Transfers between Variable Investment Options including guaranteed investment account, net	(85,517)	(537,639)	(19,240)	(147,441)	(33,412)	(658)
Transfers for contract benefits and terminations	(65,579)	(689,017)	(78,242)	(173,091)	(29,480)	(5,614)
Contract maintenance charges	(1,996)	(12,181)	(846)	(4,155)	(444)	(582)

Net increase (decrease) in net assets resulting from contract owners transactions	(74,485)	(985,857)	(78,201)	(240,410)	(58,494)	(464)

Net increase (Decrease) in Net Assets	237,429	1,235,931	14,577	506,123	(24,110)	36,022

Net Assets - Beginning of Year	1,253,482	9,523,794	350,408	2,830,144	289,864	223,451
Net Assets - End of Year	$1,490,911	$10,759,725	$364,985	$3,336,267	$265,754	$259,473

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

19

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2021

	EQ/All Asset Growth Allocation	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative- Plus Allocation	EQ/Core Bond Index	EQ/Core Plus Bond
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$153,084	$(21,002)	$556	$5	$12,202	$1,586
Net realized gain (loss) on investments	746,209	240,509	$3,472	$37	14,288	3,717
Net change in unrealized appreciation (depreciation) of investments	(430,544)	479,631	(2,349)	(11)	(67,925)	(9,972)

Net increase (decrease) in net assets resulting from operations	468,749	699,138	1,679	31	(41,435)	(4,669)

From Contract Owners Transactions:
Payments received from Contract Owners	282,665	115,511	11,877	97	123,188	10,621
Transfers between Variable Investment Options including guaranteed investment account, net	(247,279)	(190,138)	(25,345)	(331)	(139,135)	(9,373)
Transfers for contract benefits and terminations	(408,777)	(120,921)	-	-	(81,487)	(17,469)
Contract maintenance charges	(11,655)	(5,384)	(126)	(12)	(3,081)	(381)

Net increase (decrease) in net assets resulting from contract owners transactions	(385,046)	(200,932)	(13,594)	(246)	(100,515)	(16,602)

Net increase (Decrease) in Net Assets	83,703	498,206	(11,915)	(215)	(141,950)	(21,271)

Net Assets - Beginning of Year	4,767,572	3,243,448	86,941	614	1,599,177	225,455
Net Assets - End of Year	$4,851,275	$3,741,654	$75,026	$399	$1,457,227	$204,184

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

20

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2021

	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond	EQ/Janus Enterprise	EQ/Large Cap Growth Managed Volatility	EQ/Large Cap Value Index	EQ/Large Cap Value Managed Volatility
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$248	$1,040	$(5,472)	$(11,520)	$15,760	$1,152
Net realized gain (loss) on investments	19,190	6,380	164,061	553,371	145,112	30,540
Net change in unrealized appreciation (depreciation) of investments	(6,181)	(25,063)	34,451	(146,117)	229,472	18,531

Net increase (decrease) in net assets resulting from operations	13,257	(17,643)	193,040	395,734	390,344	50,223

From Contract Owners Transactions:
Payments received from Contract Owners	3,196	56,808	30,642	49,825	75,023	9,827
Transfers between Variable Investment Options including guaranteed investment account, net	(2,751)	(41,014)	(67,088)	(101,080)	216,969	(18,463)
Transfers for contract benefits and terminations	(888)	(38,547)	(39,564)	(139,032)	(52,949)	(674)
Contract maintenance charges	(274)	(1,864)	(1,719)	(2,288)	(2,394)	(473)

Net increase (decrease) in net assets resulting from contract owners transactions	(717)	(24,617)	(77,729)	(192,575)	236,649	(9,783)

Net increase (Decrease) in Net Assets	12,540	(42,260)	115,311	203,159	626,993	40,440

Net Assets - Beginning of Year	88,022	677,066	1,215,812	1,770,072	1,568,328	210,654
Net Assets - End of Year	$100,562	$634,806	$1,331,123	$1,973,231	$2,195,321	$251,094

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

21

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2021

	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index	EQ/Mid Cap Value Managed Volatility	EQ/Moderate Allocation	EQ/Moderate-Plus Allocation
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(44,015)	$(8,806)	$727	$215	$4,209	$10,535
Net realized gain (loss) on investments	1,006,147	291,620	75,879	337,687	16,786	35,428
Net change in unrealized appreciation (depreciation) of investments	148,967	(117,408)	74,488	147,645	(4,847)	(2,057)

Net increase (decrease) in net assets resulting from operations	1,111,099	165,406	151,094	485,547	16,148	43,906

From Contract Owners Transactions:
Payments received from Contract Owners	227,533	75,587	27,780	69,184	7,398	38,112
Transfers between Variable Investment Options including guaranteed investment account, net	(335,860)	(50,704)	(33,293)	(200,773)	(16,475)	(60,821)
Transfers for contract benefits and terminations	(354,700)	(136,977)	(16,255)	(77,628)	(26,854)	(39,141)
Contract maintenance charges	(11,606)	(2,859)	(1,211)	(3,241)	(294)	(550)

Net increase (decrease) in net assets resulting from contract owners transactions	(474,633)	(114,953)	(22,979)	(212,458)	(36,225)	(62,400)

Net increase (Decrease) in Net Assets	636,466	50,453	128,115	273,089	(20,077)	(18,494)

Net Assets - Beginning of Year	7,307,342	1,948,696	660,161	1,893,975	231,116	387,883
Net Assets - End of Year	$7,943,808	$1,999,149	$788,276	$2,167,064	$211,039	$369,389

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

22

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2021

	EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS	EQ/Small Company Index	EQ/T.Rowe Price Growth Stock
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(13,749)	$(12,067)	$(322)	$906	$441	$(71,549)
Net realized gain (loss) on investments	4,002	994,720	(253)	3,681	19,524	1,460,374
Net change in unrealized appreciation (depreciation) of investments	241	(890,901)	(1,960)	(19,304)	1,284	(176,927)

Net increase (decrease) in net assets resulting from operations	(9,506)	91,752	(2,535)	(14,717)	21,249	1,211,898

From Contract Owners Transactions:
Payments received from Contract Owners	178,193	44,732	27,388	35,300	4,184	230,483
Transfers between Variable Investment Options including guaranteed investment account, net	(252,795)	(84,321)	(51,075)	(21,970)	(8,819)	(478,861)
Transfers for contract benefits and terminations	(81,482)	(308,158)	(10,978)	(22,031)	(6,576)	(579,373)
Contract maintenance charges	(4,454)	(4,219)	(886)	(1,212)	(375)	(11,924)

Net increase (decrease) in net assets resulting from contract owners transactions	(160,538)	(351,966)	(35,551)	(9,913)	(11,586)	(839,675)

Net increase (Decrease) in Net Assets	(170,044)	(260,214)	(38,086)	(24,630)	9,663	372,223

Net Assets - Beginning of Year	2,388,240	1,954,731	290,111	550,238	145,024	9,542,068
Net Assets - End of Year	$2,218,196	$1,694,517	$252,025	$525,608	$154,687	$9,914,291

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

23

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2021

	EQ/Value Equity	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco Oppenheimer Global Fund/VA	Invesco V.I. Diversified Dividend Fund
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$609	$(28,575)	$49,855	$724	$(1,924)	$1,814
Net realized gain (loss) on investments	34,320	742,058	9,949	7,775	39,566	2,092
Net change in unrealized appreciation (depreciation) of investments	3,844	390,593	117,477	25,005	37,147	15,677

Net increase (decrease) in net assets resulting from operations	38,773	1,104,076	177,281	33,504	74,789	19,583

From Contract Owners Transactions:
Payments received from Contract Owners	2,734	99,678	48,390	3,771	9,984	5,323
Transfers between Variable Investment Options including guaranteed investment account, net	(4,850)	(129,921)	(60,591)	(5,826)	(15,560)	(3,821)
Transfers for contract benefits and terminations	(29)	(245,490)	(78,771)	(8,050)	(15,645)	(2,889)
Contract maintenance charges	(258)	(5,186)	(2,396)	(323)	(871)	(221)

Net increase (decrease) in net assets resulting from contract owners transactions	(2,403)	(280,919)	(93,368)	(10,428)	(22,092)	(1,608)

Net increase (Decrease) in Net Assets	36,370	823,157	83,913	23,076	52,697	17,975

Net Assets - Beginning of Year	156,205	4,258,393	1,135,727	135,659	515,127	108,074
Net Assets - End of Year	$192,575	$5,081,550	$1,219,640	$158,735	$567,824	$126,049

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

24

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2021

	Invesco V.I. Global Core Equity Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$396	$(1,123)	$(233)	$2,968	$(9,081)	$(14,986)
Net realized gain (loss) on investments	24,506	30,228	3,772	50,678	349,324	319,388
Net change in unrealized appreciation (depreciation) of investments	(7,313)	(1,061)	980	117,617	64,981	142,349

Net increase (decrease) in net assets resulting from operations	17,589	28,044	4,519	171,263	405,224	446,751

From Contract Owners Transactions:
Payments received from Contract Owners	2,327	15,724	789	44,373	55,922	43,567
Transfers between Variable Investment Options including guaranteed investment account, net	(4,401)	(9,522)	(1,176)	(46,125)	63,228	(86,459)
Transfers for contract benefits and terminations	(7,921)	(4,600)	(149)	(81,966)	(224,801)	(53,224)
Contract maintenance charges	(170)	(444)	(58)	(1,657)	(3,182)	(3,439)

Net increase (decrease) in net assets resulting from contract owners transactions	(10,165)	1,158	(594)	(85,375)	(108,833)	(99,555)

Net increase (Decrease) in Net Assets	7,424	29,202	3,925	85,888	296,391	347,196

Net Assets - Beginning of Year	122,170	243,506	33,204	1,074,280	2,609,286	2,076,956
Net Assets - End of Year	$129,594	$272,708	$37,129	$1,160,168	$2,905,677	$2,424,152

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

25

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, concluded
For the year ended December 31, 2021

	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(2,145)	$2,280	$3,748	$11,200
Net realized gain (loss) on investments	162,172	3,118	15,604	2,406
Net change in unrealized appreciation (depreciation) of investments	160,087	42,994	17,542	(25,390)

Net increase (decrease) in net assets resulting from operations	320,114	48,392	36,894	(11,784)

From Contract Owners Transactions:
Payments received from Contract Owners	68,779	19,485	12,281	17,451
Transfers between Variable Investment Options including guaranteed investment account, net	(62,682)	(12,961)	(16,265)	(14,355)
Transfers for contract benefits and terminations	(83,456)	(12,561)	(14,050)	(10,769)
Contract maintenance charges	(2,384)	(857)	(735)	(751)

Net increase (decrease) in net assets resulting from contract owners transactions	(79,743)	(6,894)	(18,769)	(8,424)

Net increase (Decrease) in Net Assets	240,371	41,498	18,125	(20,208)

Net Assets - Beginning of Year	1,881,939	387,247	280,358	261,942
Net Assets - End of Year	$2,122,310	$428,745	$298,483	$241,734

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

26

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets
For the year ended December 31, 2020

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	CharterSM Small Cap Growth	EQ/AB Small Cap Growth
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$16,263	$7,955	$404	$29,818	$(2,943)	$(1,329)
Net realized gain (loss) on investments	(51,333)	361,546	20,067	732,476	417,799	35,191
Net change in unrealized appreciation (depreciation) of investments	(51,550)	361,338	35,127	(371,732)	(338,942)	42,608

Net increase (decrease) in net assets resulting from operations	(86,620)	730,839	55,598	390,562	75,914	76,470

From Contract Owners Transactions:
Payments received from Contract Owners	65,695	298,513	18,808	78,849	21,165	5,046
Transfers between Variable Investment Options including guaranteed investment account, net	(105,026)	(362,695)	(40,130)	(277,172)	(1,334,087)	(26,862)
Transfers for contract benefits and terminations	(36,562)	(233,742)	(5,734)	(1,331,303)	(72,543)	(4,000)
Contract maintenance charges	(7,712)	(163,358)	(2,303)	(19,671)	(4,846)	(452)

Net increase (decrease) in net assets resulting from contract owners transactions	(83,605)	(461,282)	(29,359)	(1,549,297)	(1,390,311)	(26,268)

Net increase (Decrease) in Net Assets	(170,225)	269,557	26,239	(1,158,735)	(1,314,397)	50,202

Net Assets - Beginning of Year	1,423,707	9,254,237	324,169	3,988,879	1,314,414	239,662
Net Assets - End of Year	$1,253,482	$9,523,794	$350,408	$2,830,144	$17	$289,864

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

27

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2020

	EQ/Aggressive Allocation	EQ/All Asset Growth Allocation	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative- Plus Allocation	EQ/Core Bond Index
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$4,137	$36,404	$(8,584)	$999	$9	$13,910
Net realized gain (loss) on investments	14,075	215,699	190,590	$2,112	$30	24,232
Net change in unrealized appreciation (depreciation) of investments	9,820	245,867	365,961	2,343	4	47,536

Net increase (decrease) in net assets resulting from operations	28,032	497,970	547,967	5,454	43	85,678

From Contract Owners Transactions:
Payments received from Contract Owners	6,595	410,895	75,379	19,633	464	179,757
Transfers between Variable Investment Options including guaranteed investment account, net	(2,524)	(258,364)	1,869,680	(25,407)	(65)	(340,408)
Transfers for contract benefits and terminations	-	(243,487)	(70,201)	-	-	(71,112)
Contract maintenance charges	(3,570)	(256,359)	(15,649)	(194)	(314)	(40,019)

Net increase (decrease) in net assets resulting from contract owners transactions	501	(347,315)	1,859,209	(5,968)	85	(271,782)

Net increase (Decrease) in Net Assets	28,533	150,655	2,407,176	(514)	128	(186,104)

Net Assets - Beginning of Year	194,918	4,616,917	836,272	87,455	486	1,785,281
Net Assets - End of Year	$223,451	$4,767,572	$3,243,448	$86,941	$614	$1,599,177

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

28

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2020

	EQ/Core Plus Bond	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond	EQ/Janus Enterprise	EQ/Large Cap Growth Managed Volatility	EQ/Large Cap Value Index
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$3,296	$(29)	$2,680	$(5,342)	$(8,515)	$19,550
Net realized gain (loss) on investments	8,755	7,822	7,976	134,967	367,059	64,573
Net change in unrealized appreciation (depreciation) of investments	16,380	1,638	14,936	55,073	87,576	(56,070)

Net increase (decrease) in net assets resulting from operations	28,431	9,431	25,592	184,698	446,120	28,053

From Contract Owners Transactions:
Payments received from Contract Owners	12,038	3,670	60,350	36,808	44,388	65,273
Transfers between Variable Investment Options including guaranteed investment account, net	(18,673)	(9,913)	(65,579)	(53,686)	(251,491)	(186,296)
Transfers for contract benefits and terminations	(8,392)	(7,560)	(19,439)	(54,455)	(77,988)	(36,664)
Contract maintenance charges	(475)	(290)	(17,094)	(1,796)	(14,016)	(2,460)

Net increase (decrease) in net assets resulting from contract owners transactions	(15,502)	(14,093)	(41,762)	(73,129)	(299,107)	(160,147)

Net increase (Decrease) in Net Assets	12,929	(4,662)	(16,170)	111,569	147,013	(132,094)

Net Assets - Beginning of Year	212,526	92,684	693,236	1,104,243	1,623,059	1,700,422
Net Assets - End of Year	$225,455	$88,022	$677,066	$1,215,812	$1,770,072	$1,568,328

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

29

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2020

	EQ/Large Cap Value Managed Volatility	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index	EQ/Mid Cap Value Managed Volatility	EQ/Moderate Allocation
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$2,085	$(36,587)	$(3,908)	$2,972	$9,516	$3,483
Net realized gain (loss) on investments	15,775	916,869	272,104	59,474	122,822	11,002
Net change in unrealized appreciation (depreciation) of investments	(8,100)	875,212	(13,841)	16,565	(77,265)	7,034

Net increase (decrease) in net assets resulting from operations	9,760	1,755,494	254,355	79,011	55,073	21,519

From Contract Owners Transactions:
Payments received from Contract Owners	11,608	203,207	104,962	22,577	75,128	8,175
Transfers between Variable Investment Options including guaranteed investment account, net	(13,206)	(605,381)	(511,425)	(76,222)	(220,904)	(12,316)
Transfers for contract benefits and terminations	(3,223)	(291,406)	(44,413)	(25,877)	(92,779)	-
Contract maintenance charges	(479)	(22,327)	(55,235)	(1,176)	(3,315)	(1,591)

Net increase (decrease) in net assets resulting from contract owners transactions	(5,300)	(715,907)	(506,111)	(80,698)	(241,870)	(5,732)

Net increase (Decrease) in Net Assets	4,460	1,039,587	(251,756)	(1,687)	(186,797)	15,787

Net Assets - Beginning of Year	206,194	6,267,755	2,200,452	661,848	2,080,772	215,329
Net Assets - End of Year	$210,654	$7,307,342	$1,948,696	$660,161	$1,893,975	$231,116

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

30

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2020

	EQ/Moderate-Plus Allocation	EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS	EQ/Small Company Index
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$6,836	$(10,393)	$(4,929)	$690	$3,955	$805
Net realized gain (loss) on investments	26,041	42	329,551	(322)	15,301	4,519
Net change in unrealized appreciation (depreciation) of investments	13,098	-	559,333	1,175	9,744	19,703

Net increase (decrease) in net assets resulting from operations	45,975	(10,351)	883,955	1,543	29,000	25,027

From Contract Owners Transactions:
Payments received from Contract Owners	40,058	183,072	25,859	35,530	63,098	4,154
Transfers between Variable Investment Options including guaranteed investment account, net	(49,110)	(144,501)	1,107,029	(13,751)	(118,350)	(2,661)
Transfers for contract benefits and terminations	(6,746)	(224,209)	(57,510)	(22,416)	(28,756)	(1,816)
Contract maintenance charges	(6,960)	(18,374)	(4,602)	(1,080)	(20,350)	(337)

Net increase (decrease) in net assets resulting from contract owners transactions	(22,758)	(204,012)	1,070,776	(1,717)	(104,358)	(660)

Net increase (Decrease) in Net Assets	23,217	(214,363)	1,954,731	(174)	(75,358)	24,367

Net Assets - Beginning of Year	364,666	2,602,603	-	290,285	625,596	120,657
Net Assets - End of Year	$387,883	$2,388,240	$1,954,731	$290,111	$550,238	$145,024

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

31

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2020

	EQ/T.Rowe Price Growth Stock	EQ/UBS Growth & Income	EQ/Value Equity	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(58,599)	$(1,185)	$2,150	$(19,254)	$57,155	$970
Net realized gain (loss) on investments	715,103	375,079	12,862	155,534	(2,398)	6,539
Net change in unrealized appreciation (depreciation) of investments	1,939,744	(551,037)	(11,992)	866,666	(56,558)	12,659

Net increase (decrease) in net assets resulting from operations	2,596,248	(177,143)	3,020	1,002,946	(1,801)	20,168

From Contract Owners Transactions:
Payments received from Contract Owners	328,086	41,530	4,231	103,953	54,597	3,792
Transfers between Variable Investment Options including guaranteed investment account, net	(350,501)	(2,189,388)	(6,301)	(328,381)	(66,378)	8,059
Transfers for contract benefits and terminations	(382,655)	(15,443)	(3,850)	(104,206)	(38,440)	(373)
Contract maintenance charges	(193,901)	(7,320)	(259)	(34,125)	(2,683)	(347)

Net increase (decrease) in net assets resulting from contract owners transactions	(598,971)	(2,170,621)	(6,179)	(362,759)	(52,904)	11,131

Net increase (Decrease) in Net Assets	1,997,277	(2,347,764)	(3,159)	640,187	(54,705)	31,299

Net Assets - Beginning of Year	7,544,791	2,347,764	159,364	3,618,206	1,190,432	104,360
Net Assets - End of Year	$9,542,068	$-	$156,205	$4,258,393	$1,135,727	$135,659

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

32

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, continued
For the year ended December 31, 2020

	Invesco Oppenheimer Global Fund/VA	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Global Core Equity Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$445	$2,435	$761	$(785)	$(175)	$12,001
Net realized gain (loss) on investments	20,448	3,430	1,213	39,875	3,339	47,923
Net change in unrealized appreciation (depreciation) of investments	85,515	(6,590)	11,391	(5,214)	7,288	74,091

Net increase (decrease) in net assets resulting from operations	106,408	(725)	13,365	33,876	10,452	134,015

From Contract Owners Transactions:
Payments received from Contract Owners	12,489	5,409	3,065	9,830	1,588	49,966
Transfers between Variable Investment Options including guaranteed investment account, net	(9,645)	(4,943)	(3,716)	(82,855)	(2,782)	(78,377)
Transfers for contract benefits and terminations	(9,849)	(1,334)	(3,064)	(39,727)	(796)	(47,069)
Contract maintenance charges	(904)	(248)	(173)	(535)	(67)	(8,189)

Net increase (decrease) in net assets resulting from contract owners transactions	(7,909)	(1,116)	(3,888)	(113,287)	(2,057)	(83,669)

Net increase (Decrease) in Net Assets	98,499	(1,841)	9,477	(79,411)	8,395	50,346

Net Assets - Beginning of Year	416,628	109,915	112,693	322,917	24,809	1,023,934
Net Assets - End of Year	$515,127	$108,074	$122,170	$243,506	$33,204	$1,074,280

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

33

MONY Variable Account L
of MONY Life Insurance Company

Statement of Changes in Net Assets, concluded
For the year ended December 31, 2020

	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(12,905)	$(7,366)	$1,730	$2,261	$5,388	$5,167
Net realized gain (loss) on investments	241,757	190,595	190,291	(6,952)	11,892	(8,213)
Net change in unrealized appreciation (depreciation) of investments	181,917	424,573	118,261	54,762	(4,920)	26,551

Net increase (decrease) in net assets resulting from operations	410,769	607,802	310,282	50,071	12,360	23,505

From Contract Owners Transactions:
Payments received from Contract Owners	57,802	43,686	65,678	20,819	13,417	19,979
Transfers between Variable Investment Options including guaranteed investment account, net	(101,701)	(116,011)	(215,306)	(8,133)	(9,753)	(108,805)
Transfers for contract benefits and terminations	(113,442)	(96,231)	(63,055)	(18,671)	(29,306)	(24,848)
Contract maintenance charges	(15,477)	(15,786)	(15,570)	(845)	(885)	(922)

Net increase (decrease) in net assets resulting from contract owners transactions	(172,818)	(184,342)	(228,253)	(6,830)	(26,527)	(114,596)

Net increase (Decrease) in Net Assets	237,951	423,460	82,029	43,241	(14,167)	(91,091)

Net Assets - Beginning of Year	2,371,335	1,653,496	1,799,910	344,006	294,525	353,033
Net Assets - End of Year	$2,609,286	$2,076,956	$1,881,939	$387,247	$280,358	$261,942

Note: Totals may not appear to foot/crossfoot due to rounding.

The accompanying notes are an integral part of these financial statements.

34

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

1. Organization

MONY Variable Account L (the “Separate Account”) is a separate investment account established on November 28, 1990 by MONY Life Insurance Company (“MONY”), under the laws of the State of New York. On July 8, 2004 AXA Financial, Inc. (“AXA Financial”) completed its acquisition of The MONY Group, Inc. (“MONY Group”, the ultimate parent of MONY and MONY Life Insurance Company of America (“MONY America”)), upon which MONY became a wholly owned subsidiary of AXA Financial. On October 1, 2013, Protective Life Insurance Company (“Protective Life”), a wholly owned subsidiary of Protective Life Corporation (“PLC”), acquired MONY, upon which MONY became a wholly owned subsidiary of Protective Life. PLC and its subsidiaries are wholly owned subsidiaries of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan.

The Separate Account is organized and registered with the United States Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Separate Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). The Separate Account holds assets that are segregated from all of MONY’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include Variable Life (MONY Strategist), Variable Universal Life (MONY Equity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), and MONY Survivorship Variable Universal Life (collectively, the “Variable Life Policies”). These policies are issued by MONY.

The Separate Account has Variable Investment Options (“subaccounts”), each of which invest in shares of a mutual fund portfolio of AIM Variable Insurance Funds (“Invesco Variable Insurance Funds”), EQ Premier VIP Trust (“VIP”), BNY Mellon Stock Index Fund, Inc., EQ Advisors Trust (“EQAT”), Fidelity® Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Janus Henderson Series, MFS® Variable Insurance Trust, and PIMCO Variable Insurance Trust (collectively, the “Funds” or the “Trusts”). The Funds are registered under the 1940 Act as open-end, management investment companies that sell shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Funds has separate investment objectives. As used herein, the “Funds” or the “Trusts” refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Separate Account.

During the years ending December 31, 2021 and December 31, 2020, the Separate Account consists of the following Variable Investment Options:

AIM Variable Insurance Funds (Invesco
Variable Insurance Funds)
Invesco Oppenheimer Global Fund/VA
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Health Care Fund
Invesco V.I. Technology Fund

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index Fund, Inc.

EQ Premier VIP Trust
1290 VT Equity Income
1290 VT GAMCO Small Company Value
1290 VT Socially Responsible
CharterSM Small Cap Growth (4)

EQ Premier VIP Trust (continued)
EQ/AB Small Cap Growth
EQ/All Asset Growth Allocation (2)
EQ/Aggressive Allocation
EQ/Capital Group Research (3)
EQ/Conservative Allocation
EQ/Conservative-Plus Allocation
EQ/Core Bond Index
EQ/Core Plus Bond (1)
EQ/Global Equity Managed Volatility
EQ/Intermediate Government Bond
EQ/Janus Enterprise
EQ/Large Cap Growth Managed Volatility
EQ/Large Cap Value Index
EQ/Large Cap Value Managed Volatility
EQ/Loomis Sayles Growth
EQ/MFS International Growth
EQ/Mid Cap Index
35

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

EQ/Mid Cap Value Managed Volatility

EQ/Moderate Allocation

EQ/Moderate-Plus Allocation

EQ/Money Market

EQ/Morgan Stanley Small Cap Growth

EQ/PIMCO Ultra Short Bond

EQ/Quality Bond PLUS

EQ/Small Company Index

EQ/T. Rowe Price Growth Stock

EQ/UBS Growth & Income (5)

EQ/Value Equity (6)

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio

Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund
Franklin Rising Dividends VIP Fund

Janus Henderson VIT Funds
Janus Henderson Balanced Portfolio
Janus Henderson Enterprise Portfolio
Janus Henderson Forty Portfolio
Janus Henderson Global Research Portfolio
Janus Henderson Overseas Portfolio

MFS® Variable Insurance Trust
MFS® Utilities Series

PIMCO Variable Insurance Trust
PIMCO Global Bond Opportunities Portfolio
(Unhedged)

(1)	Formerly known as CharterSM Multi-Sector Bond

(2)	Formerly known as All Asset Growth-Alt 20

(3)	Formerly known as EQ/Capital Guardian Research

(4)	CharterSM Small Cap Growth merged into EQ/Morgan Stanley Small Cap Growth on 6/12/2020

(5)	EQ/UBS Growth & Income merged into EQ/Capital Group Research on 6/5/2020

(6)	Formerly known as EQ/Blackrock Basic Value Equity

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from those of MONY. The assets of the Separate Account are the property of MONY. However, the portion of the Separate Account’s assets attributable to the Variable Life Policies will not be charged with liabilities arising out of other business MONY may conduct.

The amount retained by MONY in the Separate Account arises primarily from (1) contributions from MONY, (2) mortality and expense charges, administrative charges accumulated in the Separate Account, and (3) that portion, determined ratably, of the Separate Account’s investment results applicable to those assets in the Separate Account in excess of the net assets, attributable to accumulation of units. Amounts retained by MONY are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by MONY in the Separate Account may be transferred at any time by MONY to its General Account (“General Account”)

Each of the Variable Investment Options of the Separate Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Funds.

In the normal course of business, MONY may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is not readily determinable as this would involve estimates of future claims that may be, but have not been, made against the Variable Investment Options of the Separate Account. Based on experience, management expects the risk of material loss to be remote.

During 2021, the COVID-19 pandemic has negatively impacted the U.S. and global economies and created impacts and risks to MONY Life Insurance Company’s business. As of December 31, 2021, COVID-19 related impacts to MONY Life Insurance Company, including adverse mortality experience, have been manageable. However, it is expected that the effects from the pandemic are likely to persist for months to come, and as a result, the extent and nature of its full financial impact cannot reasonably be estimated at this time due to the continued uncertainty as to the severity and duration of the pandemic. Management will

36

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

continue to monitor developments, and their impact on the fair value of the Portfolios in which the Variable Investments Options invest.

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:
Investments are made in shares of the Funds and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Funds using the fair value of the underlying assets of each Portfolio less liabilities.

Receivable from / Payable to MONY Life Insurance Company:

Receivables and payables to MONY include receivables/payables for policy-related transactions and for Trust shares sold/purchased. Policy-related transactions represent amount due to/from MONY’s General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contract Owners. Receivable/payable for Trust shares represents unsettled trades.

Net Realized Gains and Losses:

Net realized gains and losses on investments include gains and losses on redemption of the Funds’ shares (determined for each product using the weighted average method) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions:

Dividend income and capital gain distributions are recognized on the ex-dividend date and are reinvested in additional shares of the Portfolio. Ordinary dividend and capital gain distributions are recognized within net investment income and net realized gains, respectively, as recognized in the financial statements of the underlying investment company.

Contract Payments and Transfers:

Payments received from Contract Owners represent Contract Owner contributions under the Variable Life Policies (but exclude amounts allocated to the Guaranteed Interest Account with Market Value Adjustment, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes.

Net transfers between Variable Investment Options including the Guaranteed Interest Account with Market Value Adjustment, are amounts that Contract Owners have directed to be moved among funds, including permitted transfers to and from the Guaranteed Interest Account with Market Value Adjustment. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contract Owner accounts allocated to that Variable Investment Option. MONY is required by state insurance law to set aside additional assets in MONY’s General Account to provide for other policy benefits. MONY’s General Account assets support MONY’s Insurance and annuity obligations and are subject to MONY General Account liabilities for business operations and to creditor rights.

Transfers for contract benefits and terminations are payments to Contract Owners and beneficiaries made under the terms of the Variable Life Policies and amounts that Contract Owners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the Variable Life

37

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

Policies. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Variable Life Policies.

Federal Income Taxes:

The results of the operations of the Separate Account are included in the federal income tax return of MONY. Under the provisions of the contracts, MONY has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2021. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

3. Fair Value Disclosures

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. All assets are categorized as Level 1. As there are no Level 2 or Level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of Level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets in active markets

b)	Quoted prices for identical or similar assets in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in each Variable Investment Option of the Separate Account are classified as Level 1 in the fair value hierarchy for each of the financial statement periods presented herein and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

38

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

4. Purchases and Sales of Investments and Changes in Units Outstanding

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

	Purchases	Sales
1290 VT Equity Income	$86,053	$147,221
1290 VT GAMCO Small Company Value	899,348	1,163,977
1290 VT Socially Responsible	37,039	111,894
BNY Mellon Stock Index Fund, Inc.	204,586	293,171
EQ/AB Small Cap Growth	45,543	62,817
EQ/Aggressive Allocation	40,463	13,032
EQ/All Asset Growth Allocation	978,144	568,182
EQ/Capital Group Research	238,124	284,338
EQ/Conservative Allocation	20,244	30,447
EQ/Conservative-Plus Allocation	111	329
EQ/Core Bond Index	135,639	216,325
EQ/Core Plus Bond	12,487	25,476
EQ/Global Equity Managed Volatility	22,119	5,006
EQ/Intermediate Government Bond	54,877	74,049
EQ/Janus Enterprise	149,398	98,659
EQ/Large Cap Growth Managed Volatility	479,972	225,442
EQ/Large Cap Value Index	491,733	129,766
EQ/Large Cap Value Managed Volatility	33,308	16,406
EQ/Loomis Sayles Growth	856,360	626,329
EQ/MFS International Growth	322,156	205,330
EQ/Mid Cap Index	83,437	43,799
EQ/Mid Cap Value Managed Volatility	295,248	260,258
EQ/Moderate Allocation	32,681	52,257
EQ/Moderate-Plus Allocation	46,076	70,930
EQ/Money Market	1,016,750	1,187,444
EQ/Morgan Stanley Small Cap Growth	869,255	390,662
EQ/PIMCO Ultra Short Bond	16,420	52,293
EQ/Quality Bond PLUS	42,190	47,502
EQ/Small Company Index	20,144	15,779
EQ/T. Rowe Price Growth Stock	951,754	1,004,646
EQ/Value Equity	35,657	4,456
Fidelity® VIP Contrafund® Portfolio	634,072	361,733
Franklin Income VIP Fund	81,861	125,194
Franklin Rising Dividends VIP Fund	8,903	13,991
Invesco Oppenheimer Global Fund/VA	34,011	29,133
Invesco V.I. Diversified Dividend Fund	5,947	5,275
Invesco V.I. Global Core Equity Fund	23,079	12,485
Invesco V.I. Health Care Fund	38,616	10,949
Invesco V.I. Technology Fund	3,399	827
Janus Henderson Balanced Portfolio	43,331	116,989
Janus Henderson Enterprise Portfolio	391,378	281,332
Janus Henderson Forty Portfolio	293,438	138,490
Janus Henderson Global Research Portfolio	158,931	147,023
Janus Henderson Overseas Portfolio	20,616	25,229
MFS® Utilities Series	21,643	27,085
PIMCO Global Bond Opportunities Portfolio (Unhedged)	27,374	20,769
39

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

4. Purchases and Sales of Investments and Changes in Units Outstanding (Continued)

The units issued and redeemed for the years ended December 31, 2021 and 2020 were as follows:

Change in Units	2021			2020
	Issued	Redeemed	Net Change	Issued	Redeemed	Net Change
1290 VT Equity Income	2,264	4,686	(2,422)	2,260	5,884	(3,624)
1290 VT GAMCO Small Company Value	1,414	10,876	(9,462)	3,833	10,287	(6,454)
1290 VT Socially Responsible	1,242	4,369	(3,127)	297	1,847	(1,550)
BNY Mellon Stock Index Fund, Inc.	995	7,390	(6,395)	1,649	57,104	(55,455)
CharterSM Small Cap Growth	-	-	-	508	51,777	(51,269)
EQ/AB Small Cap Growth	55	1,259	(1,204)	32	808	(776)
EQ/Aggressive Allocation	528	547	(19)	371	365	6
EQ/All Asset Growth Allocation	5,366	18,953	(13,587)	15,705	31,173	(15,468)
EQ/Capital Group Research	2,579	11,583	(9,004)	93,692	14,820	78,872
EQ/Conservative Allocation	1,139	2,085	(946)	1,399	1,845	(446)
EQ/Conservative-Plus Allocation	5	20	(15)	32	27	5
EQ/Core Bond Index	7,672	13,871	(6,199)	10,113	27,872	(17,759)
EQ/Core Plus Bond	489	1,468	(979)	725	1,812	(1,087)
EQ/Global Equity Managed Volatility	65	78	(13)	54	375	(321)
EQ/Intermediate Government Bond	3,137	4,598	(1,461)	2,724	5,534	(2,810)
EQ/Janus Enterprise	370	2,472	(2,102)	917	3,497	(2,580)
EQ/Large Cap Growth Managed Volatility	530	4,880	(4,350)	737	9,708	(8,971)
EQ/Large Cap Value Index	10,777	3,613	7,164	3,394	8,782	(5,388)
EQ/Large Cap Value Managed Volatility	211	584	(373)	790	1,052	(262)
EQ/Loomis Sayles Growth	2,481	12,792	(10,311)	5,108	25,175	(20,067)
EQ/MFS International Growth	2,642	7,020	(4,378)	4,307	31,325	(27,018)
EQ/Mid Cap Index	395	922	(527)	1,856	3,987	(2,131)
EQ/Mid Cap Value Managed Volatility	1,109	7,208	(6,099)	3,084	12,256	(9,172)
EQ/Moderate Allocation	870	3,096	(2,226)	874	1,307	(433)
EQ/Moderate-Plus Allocation	342	3,623	(3,281)	625	2,065	(1,440)
EQ/Morgan Stanley Small Cap Growth	1,355	16,233	(14,878)	111,006	10,574	100,432
EQ/Money Market	95,510	110,591	(15,081)	167,475	186,777	(19,302)
EQ/PIMCO Ultra Short Bond	1,213	3,866	(2,653)	2,882	3,018	(136)
EQ/Quality Bond PLUS	1,695	2,177	(482)	2,785	8,356	(5,571)
EQ/Small Company Index	74	299	(225)	224	200	24
EQ/T. Rowe Price Growth Stock	1,837	16,072	(14,235)	6,749	22,375	(15,626)
EQ/UBS Growth & Income	-	-	-	1,026	84,042	(83,016)
EQ/Value Equity	46	115	(109)	173	409	(236)
Fidelity® VIP Contrafund® Portfolio	1,014	6,257	(5,243)	1,240	10,039	(8,799)
Franklin Income VIP Fund	1,211	5,753	(4,542)	1,616	4,608	(2,992)
Franklin Rising Dividends VIP Fund	66	295	(229)	526	182	344
Invesco Oppenheimer Global Fund/VA	102	506	(404)	608	876	(268)
Invesco V.I. Diversified Dividend Fund	190	281	(91)	255	340	(85)
Invesco V.I. Global Core Equity Fund	71	511	(440)	123	332	(209)
Invesco V.I. Health Care Fund	254	232	22	1,188	4,106	(2,918)
Invesco V.I. Technology Fund	-	12	(12)	24	88	(64)
Janus Henderson Balanced Portfolio	658	2,676	(2,018)	844	3,147	(2,303)
Janus Henderson Enterprise Portfolio	3,304	7,265	(3,961)	1,107	7,832	(6,725)
Janus Henderson Forty Portfolio	371	2,108	(1,737)	250	529	(279)
Janus Henderson Global Research Portfolio	2,901	7,020	(4,119)	2,412	17,652	(15,240)
Janus Henderson Overseas Portfolio	470	688	(218)	1,042	1,351	(309)
MFS® Utilities Series	123	415	(292)	181	685	(504)
PIMCO Global Bond Opportunities Portfolio (Unhedged)	541	911	(370)	524	5,997	(5,473)
40

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

5. Related Party Transactions

Contract Distribution and Principal Underwriter:

Investment Distributors, Inc. (“IDI”), a wholly owned subsidiary of PLC, became the distributor and principal underwriter for the Separate Account on November 1, 2013. IDI is registered with the SEC as a broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).

6. Contract Owner Charges

Policy premiums received from MONY by the Separate Account represent gross policy premiums recorded by MONY less deductions retained as compensation for certain sales distribution expenses and premium taxes. Net policy premiums are included in “Payments received from Contract Owners” in the Statement of Changes in Net Assets.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the policy in each Variable Investment Option (“fund value”) to compensate MONY.

There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

The charges below are the current annual charges deducted from the net unit value of the Variable Investment Options, or from the fund value as a redemption of units. Higher charges may be permitted under the terms of the various policies. Actual amounts may vary or maybe zero depending on the contract. All charges are reflected as part of “Contract Owners Transactions” in the Statement of Changes in Net Assets with the exception of Mortality & Expense Risk Charge which is reflected as “Asset-based Charges” in the Statement of Operations.

Mortality & Expense Risk Charge: The charge is assessed daily through the reduction of unit values of the Variable Investment Options, and ranges from a low of 0.35% to a high of 0.75%.

Monthly per $1,000 Specified Amount Charge: The charge is deducted over a number of years from the fund value, depending upon the provisions of the Variable Life Policies. Generally, the charge grades to zero based on a schedule, as defined in the Variable Life Policies, and as a percentage of dollar value of the Specified Amount. The charge varies based on a number of factors, including age, gender and risk class.

Cost of Insurance: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

Partial Surrender Charge: This charge is assessed when a Contract Owner surrenders a portion of their policy’s cash value. The charge is deducted from the fund value, and ranges from a low of $10 to a high of $25.

Surrender Charge: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

Transfer Charge: MONY does not currently assess this charge, but reserves the right to impose a transfer charge. The charge ranges from a low of $0 to a high of $25 per transfer.

41

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

Monthly Administrative Charge: The amount of the charge and the number of years over which it is deducted from the fund value vary depending on the Variable Life Insurance policy. The charge may be a flat deduction, or a dollar amount based on the specified amount of the policy. Generally, the charge ranges from a low of $0 to a high of $31.50.

Monthly Expense Charge: The charge is deducted from the fund value, generally over the first four years of the policy, or four years after an increase in the specified amount. The amount of the charge varies based on factors, such as age, gender or smoking status.

Loan Interest Rate Spread: After the loan is taken, it is assessed each policy anniversary, or upon death, surrender, or lapse, if earlier. The amount of charges will vary from a low of 0% to a high of 0.60% or $0 - $240, depending on the policy year.

Illustration Projection Report: The charge may be deducted from the fund value after the first policy year upon request of a report that will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

7. Financial Highlights

The Variable Life Policies have unique combinations of features and fees that are charged against the Contract Owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The ranges for the total return ratios and unit values correspond to product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Separate Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

42

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

Units Outstanding	2021	2020	2019	2018	2017
1290 VT Equity Income	42,693	45,114	48,739	50,515	52,871
1290 VT GAMCO Small Company Value	101,718	111,180	117,633	125,499	136,197
1290 VT Socially Responsible	12,511	15,639	17,188	20,890	21,665
BNY Mellon Stock Index Fund, Inc.	79,009	85,404	140,859	142,853	148,021
CharterSM Small Cap Growth	-	1	51,270	52,135	54,709
EQ/AB Small Cap Growth	5,384	6,588	7,364	7,843	8,707
EQ/Aggressive Allocation	11,925	11,944	11,938	12,281	12,816
EQ/All Asset Growth Allocation	164,253	177,840	193,308	199,368	228,897
EQ/Capital Group Research	93,631	105,635	26,756	28,393	30,842
EQ/Conservative Allocation	5,160	6,107	6,552	7,070	7,177
EQ/Conservative-Plus Allocation	24	40	34	52	213
EQ/Core Bond Index	96,035	102,234	119,993	119,596	127,674
EQ/Core Plus Bond	11,988	12,967	14,053	14,605	15,093
EQ/Global Equity Managed Volatility	1,626	1,639	1,959	1,901	2,143
EQ/Intermediate Government Bond	42,814	44,275	47,085	47,725	49,276
EQ/Janus Enterprise	28,927	31,029	33,610	35,665	33,820
EQ/Large Cap Growth Managed Volatility	39,633	43,983	52,954	51,757	54,829
EQ/Large Cap Value Index	58,465	51,301	56,688	56,940	58,122
EQ/Large Cap Value Managed Volatility	7,802	8,175	8,436	9,080	10,447
EQ/Loomis Sayles Growth	161,597	171,908	191,976	205,131	223,645
EQ/MFS International Growth	70,780	75,159	102,177	92,616	95,472
EQ/Mid Cap Index	16,410	16,937	19,068	19,275	21,907
EQ/Mid Cap Value Managed Volatility	56,314	62,414	71,586	72,575	79,055
EQ/Moderate Allocation	12,074	14,300	14,733	15,184	16,042
EQ/Moderate-Plus Allocation	18,307	21,587	23,027	24,526	25,824
EQ/Money Market	205,992	221,073	240,375	235,919	273,330
EQ/Morgan Stanley Small Cap Growth	85,578	100,456	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	19,170	21,823	21,959	26,453	27,879
EQ/Quality Bond PLUS	26,306	26,788	32,359	30,149	31,758
EQ/Small Company Index	2,990	3,214	3,191	3,232	3,306
EQ/T. Rowe Price Growth Stock	166,954	181,190	196,815	206,920	231,274
EQ/UBS Growth & Income	-	-	89,459	96,902	99,214
EQ/Value Equity	5,151	5,220	5,457	6,060	6,371
Fidelity® VIP Contrafund® Portfolio	82,921	88,164	96,963	100,363	107,218
Franklin Income VIP Fund	49,627	54,168	57,161	62,976	67,753
Franklin Rising Dividends VIP Fund	2,867	3,096	2,752	3,014	3,841
Invesco Oppenheimer Global Fund/VA	9,799	10,202	10,470	10,897	11,280
Invesco V.I. Diversified Dividend Fund	7,067	7,157	7,242	7,754	7,715
Invesco V.I. Global Core Equity Fund	5,103	5,542	5,751	5,946	6,062
Invesco V.I. Health Care Fund	5,901	5,879	8,797	7,792	9,197
Invesco V.I. Technology Fund	747	760	824	1,003	1,140
Janus Henderson Balanced Portfolio	25,644	27,662	29,965	31,601	33,938
Janus Henderson Enterprise Portfolio	77,549	81,510	88,235	95,452	99,652
Janus Henderson Forty Portfolio	37,308	39,045	43,228	47,628	50,054
Janus Henderson Global Research Portfolio	104,444	108,562	123,802	126,199	134,947
Janus Henderson Overseas Portfolio	11,405	11,624	11,933	11,848	13,079
MFS® Utilities Series	4,386	4,678	5,181	5,448	7,175
PIMCO Global Bond Opportunities Portfolio (Unhedged)	11,613	11,984	17,456	17,867	19,845
43

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

Unit Value Corresponding to Lowest to Highest Expense Ratio	2021		2020		2019		2018		2017
	Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	$27.99	32.69	$22.28	$31.42	$23.48	$33.03	$19.01	$26.68	$21.66	$30.32
1290 VT GAMCO Small Company Value	69.83	152.40	56.00	122.70	51.31	112.89	41.75	92.21	49.63	110.05
1290 VT Socially Responsible	28.58	41.40	21.78	31.98	18.27	26.83	14.12	20.73	14.86	21.82
BNY Mellon Stock Index Fund, Inc.	44.99	40.38	31.68	35.16	27.05	29.90	20.77	22.87	21.95	24.07
CharterSM Small Cap Growth	N/A	N/A	25.71	31.68	24.32	29.89	18.40	22.54	19.50	23.82
EQ/AB Small Cap Growth	49.36	49.36	44.00	44.00	32.55	32.55	25.63	25.63	28.01	28.01
EQ/Aggressive Allocation	22.94	21.64	18.61	19.65	16.25	17.08	13.15	13.77	14.51	15.14
EQ/All Asset Growth Allocation	22.11	31.17	19.54	28.31	17.51	25.41	14.80	21.49	16.12	23.43
EQ/Capital Group Research	43.97	51.01	12.96	48.97	29.19	39.86	22.04	30.10	23.25	31.75
EQ/Conservative Allocation	15.13	14.27	14.00	14.78	13.14	13.82	12.12	12.70	12.41	12.94
EQ/Conservative-Plus Allocation	16.34	16.34	15.43	15.43	14.13	14.13	12.54	12.54	13.12	13.26
EQ/Core Bond Index	14.12	12.23	12.58	17.55	11.95	16.60	11.33	15.68	11.39	15.69
EQ/Core Plus Bond	15.43	17.57	15.75	18.46	13.76	16.13	12.92	15.14	13.03	15.27
EQ/Global Equity Managed Volatility	61.84	61.84	53.71	53.71	47.30	47.30	38.01	38.01	43.55	43.55
EQ/Intermediate Government Bond	13.63	17.46	13.97	17.98	13.44	17.37	12.95	16.80	12.89	16.79
EQ/Janus Enterprise	46.06	56.72	31.46	66.62	26.65	56.27	19.66	41.38	20.15	42.28
EQ/Large Cap Growth Managed Volatility	52.01	48.73	39.47	41.97	30.13	31.90	22.70	23.94	23.57	24.76
EQ/Large Cap Value Index	38.11	37.00	29.20	32.54	28.75	31.95	23.04	25.52	25.45	28.11
EQ/Large Cap Value Managed Volatility	35.47	28.30	22.74	28.52	21.66	27.08	17.38	21.66	19.42	24.13
EQ/Loomis Sayles Growth	46.85	43.56	37.78	57.02	29.07	45.58	22.30	34.83	23.16	36.03
EQ/MFS International Growth	22.10	33.43	20.27	30.78	17.63	26.88	13.91	21.29	15.40	23.67
EQ/Mid Cap Index	48.32	47.71	38.76	39.80	34.57	35.39	27.75	28.32	31.63	32.19
EQ/Mid Cap Value Managed Volatility	39.43	37.99	30.01	31.05	28.78	29.69	22.88	23.54	26.57	27.24
EQ/Moderate Allocation	18.08	17.06	15.85	16.73	14.35	15.09	12.52	13.11	13.24	13.81
EQ/Moderate-Plus Allocation	20.74	19.57	17.50	18.47	15.45	16.25	12.97	13.59	14.03	14.64
EQ/Money Market	11.18	10.47	10.53	11.20	10.59	11.22	10.51	11.09	10.46	10.99
EQ/Morgan Stanley Small Cap Growth	19.22	48.65	18.75	47.74	N/A	N/A	N/A	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	12.90	13.37	13.00	13.52	12.90	13.46	12.63	13.21	12.55	13.17
EQ/Quality Bond PLUS	19.22	21.54	19.16	22.17	18.20	21.07	17.34	20.10	17.43	20.23
EQ/Small Company Index	51.73	51.73	45.12	45.12	37.81	37.81	30.31	30.31	34.29	34.29
EQ/T. Rowe Price Growth Stock	49.78	67.68	35.07	59.90	25.85	44.20	19.85	33.97	20.30	34.79
EQ/UBS Growth & Income	N/A	N/A	22.51	32.88	24.18	35.19	17.81	25.81	20.73	29.91
EQ/Value Equity	37.38	37.38	29.92	29.92	29.20	29.20	23.74	23.74	25.90	25.90
Fidelity® VIP Contrafund® Portfolio	64.30	59.44	46.89	50.52	36.22	38.87	27.76	29.67	29.92	31.84
Franklin Income VIP Fund	32.41	20.44	17.62	27.85	17.62	27.76	15.28	24.00	16.07	25.17
Franklin Rising Dividends VIP Fund	55.36	55.36	43.82	43.82	37.92	37.92	29.44	29.44	31.13	31.13
Invesco Oppenheimer Global Fund/VA	57.95	57.95	50.49	50.49	39.79	39.79	30.38	30.38	35.20	35.20
Invesco V.I. Diversified Dividend Fund	17.84	17.84	15.10	15.10	15.18	15.18	12.21	12.21	13.30	13.30
Invesco V.I. Global Core Equity Fund	25.40	25.40	22.04	22.04	19.59	19.59	15.75	15.75	18.72	18.72
Invesco V.I. Health Care Fund	46.21	46.21	41.42	41.42	36.42	39.85	27.67	30.18	27.60	30.02
Invesco V.I. Technology Fund	49.68	49.68	43.70	43.70	30.10	30.10	22.30	22.30	22.55	22.55
Janus Henderson Balanced Portfolio	48.62	45.93	38.57	41.63	33.96	36.55	27.89	29.92	27.88	29.82
Janus Henderson Enterprise Portfolio	31.14	62.75	26.75	54.11	22.47	45.63	16.64	33.93	16.77	34.33
Janus Henderson Forty Portfolio	56.55	93.87	46.17	49.17	33.24	57.99	24.32	42.52	23.93	41.95
Janus Henderson Global Research Portfolio	22.56	19.25	16.43	19.17	13.78	16.03	10.76	12.46	11.64	13.43
Janus Henderson Overseas Portfolio	37.93	36.20	32.16	34.72	27.90	30.03	22.17	23.78	26.29	28.13
MFS® Utilities Series	67.77	69.24	59.61	61.08	56.48	58.05	45.32	46.72	45.00	46.53
PIMCO Global Bond Portfolio Opportunities (Unhedged)	17.96	23.15	18.80	24.52	17.13	22.34	16.20	21.13	16.97	22.14
44

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

Net Assets (000’s)	2021	2020	2019	2018	2017
1290 VT Equity Income	$1,491	$1,253	$1,424	$1,193	$1,430
1290 VT GAMCO Small Company Value	10,760	9,524	9,254	7,998	10,366
1290 VT Socially Responsible	365	350	324	304	333
BNY Mellon Stock Index Fund, Inc.	3,336	2,830	3,989	3,103	3,396
CharterSM Small Cap Growth	-	17	1,314	1,015	1,129
EQ/AB Small Cap Growth	266	290	240	201	244
EQ/Aggressive Allocation	259	223	195	162	187
EQ/All Asset Growth Allocation	4,851	4,768	4,617	4,046	5,058
EQ/Capital Group Research	3,472	3,243	836	673	775
EQ/Conservative Allocation	75	87	87	87	90
EQ/Conservative-Plus Allocation	-	1	0	1	3
EQ/Core Bond Index	1,457	1,599	1,785	1,678	1,786
EQ/Core Plus Bond	204	225	213	208	217
EQ/Global Equity Managed Volatility	101	88	93	72	93
EQ/Intermediate Government Bond	635	677	693	680	699
EQ/Janus Enterprise	1,331	1,216	1,104	863	958
EQ/Large Cap Growth Managed Volatility	1,973	1,770	1,623	1,194	1,312
EQ/Large Cap Value Index	2,195	1,568	1,700	1,367	1,541
EQ/Large Cap Value Managed Volatility	251	211	206	177	225
EQ/Loomis Sayles Growth	7,944	7,307	6,268	5,139	5,815
EQ/MFS International Growth	1,999	1,949	2,200	1,615	1,861
EQ/Mid Cap Index	788	660	662	537	694
EQ/Mid Cap Value Managed Volatility	2,167	1,894	2,081	1,676	2,119
EQ/Moderate Allocation	211	231	215	193	216
EQ/Moderate-Plus Allocation	369	388	365	326	370
EQ/Money Market	2,218	2,388	2,603	2,533	2,908
EQ/Morgan Stanley Small Cap Growth	1,695	1,955	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	252	290	290	342	359
EQ/Quality Bond PLUS	526	550	626	558	594
EQ/Small Company Index	155	145	121	98	113
EQ/T. Rowe Price Growth Stock	9,914	9,542	7,545	6,061	6,985
EQ/UBS Growth & Income	-	0	2,348	1,890	2,251
EQ/Value Equity	193	156	159	144	165
Fidelity® VIP Contrafund® Portfolio	5,082	4,258	3,618	2,869	3,301
Franklin Income VIP Fund	1,220	1,136	1,190	1,154	1,308
Franklin Rising Dividends VIP Fund	159	136	104	89	120
Invesco Oppenheimer Global Fund/VA	568	515	417	331	397
Invesco V.I. Diversified Dividend Fund	126	108	110	95	103
Invesco V.I. Global Core Equity Fund	130	122	113	94	114
Invesco V.I. Health Care Fund	273	244	323	217	256
Invesco V.I. Technology Fund	37	33	25	22	26
Janus Henderson Balanced Portfolio	1,160	1,074	1,024	886	955
Janus Henderson Enterprise Portfolio	2,906	2,609	2,371	1,903	2,011
Janus Henderson Forty Portfolio	2,424	2,077	1,653	1,334	1,396
Janus Henderson Global Research Portfolio	2,122	1,882	1,800	1,431	1,656
Janus Henderson Overseas Portfolio	429	387	344	271	353
MFS® Utilities Series	298	280	295	249	326
PIMCO Global Bond Opportunities Portfolio (Unhedged)	242	262	353	336	391
45

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

Income Ratio *	2021	2020	2019	2018	2017
1290 VT Equity Income	1.54%	1.70%	2.16%	2.07%	1.64%
1290 VT GAMCO Small Company Value	0.64	0.64	0.61	0.58	0.58
1290 VT Socially Responsible	0.42	0.70	0.85	0.98	1.01
BNY Mellon Stock Index Fund, Inc.	1.13	1.46	1.74	1.74	1.71
CharterSM Small Cap Growth	N/A	0.00	2.04	3.96	2.61
EQ/AB Small Cap Growth	0.00	0.07	0.16	0.13	0.27
EQ/Aggressive Allocation	4.27	2.62	1.61	1.62	1.53
EQ/All Asset Growth Allocation	3.91	1.44	1.74	1.74	1.46
EQ/Capital Group Research	0.00	0.16	0.59	0.59	0.81
EQ/Conservative Allocation	1.32	1.76	1.65	1.53	1.15
EQ/Conservative-Plus Allocation	1.70	2.24	1.38	0.62	1.21
EQ/Core Bond Index	1.37	1.39	1.94	1.84	1.58
EQ/Core Plus Bond	1.28	2.05	2.09	2.17	1.64
EQ/Global Equity Managed Volatility	0.92	0.55	1.41	1.04	1.12
EQ/Intermediate Government Bond	0.70	0.96	1.57	1.26	0.83
EQ/Janus Enterprise	0.09	0.00	0.02	0.00	0.00
EQ/Large Cap Growth Managed Volatility	0.00	0.08	0.46	0.52	0.51
EQ/Large Cap Value Index	1.39	1.64	2.31	2.12	1.87
EQ/Large Cap Value Managed Volatility	0.98	1.44	1.97	2.41	1.51
EQ/Loomis Sayles Growth	0.00	0.00	0.03	0.10	0.17
EQ/MFS International Growth	0.23	0.38	1.34	0.91	0.84
EQ/Mid Cap Index	0.65	0.91	1.15	1.16	0.90
EQ/Mid Cap Value Managed Volatility	0.57	0.94	1.45	1.27	1.07
EQ/Moderate Allocation	2.47	2.13	1.66	1.59	1.28
EQ/Moderate-Plus Allocation	3.32	2.33	1.59	1.64	1.37
EQ/Money Market	0.00	0.20	1.47	1.17	0.38
EQ/Morgan Stanley Small Cap Growth	0.00	0.00	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	0.39	0.76	2.11	1.92	1.26
EQ/Quality Bond PLUS	0.76	1.27	1.66	1.68	1.22
EQ/Small Company Index	0.66	0.90	1.15	1.04	1.06
EQ/T. Rowe Price Growth Stock	0.00	0.00	0.00	0.00	0.00
EQ/UBS Growth & Income	N/A	0.35	0.50	0.37	0.28
EQ/Value Equity	0.71	1.67	1.90	1.68	1.38
Fidelity® VIP Contrafund® Portfolio	0.05	0.14	0.37	0.64	0.91
Franklin Income VIP Fund	4.76	5.39	5.70	4.81	4.11
Franklin Rising Dividends VIP Fund	0.83	1.13	1.32	1.24	1.47
Invesco Oppenheimer Global Fund/VA	0.00	0.41	0.64	0.80	0.72
Invesco V.I. Diversified Dividend Fund	2.21	2.82	2.90	2.47	1.67
Invesco V.I. Global Core Equity Fund	0.97	1.22	1.44	1.14	1.16
Invesco V.I. Health Care Fund	0.21	0.29	0.05	0.00	0.39
Invesco V.I. Technology Fund	0.00	0.00	0.00	0.00	0.00
Janus Henderson Balanced Portfolio	0.90	1.76	1.95	2.23	1.62
Janus Henderson Enterprise Portfolio	0.31	0.06	0.21	0.26	0.26
Janus Henderson Forty Portfolio	0.00	0.24	0.13	0.00	0.00
Janus Henderson Global Research Portfolio	0.53	0.65	1.02	1.19	0.83
Janus Henderson Overseas Portfolio	1.06	1.05	1.85	1.69	1.63
MFS® Utilities Series	1.70	2.26	4.13	1.03	4.40
PIMCO Global Bond Opportunities Portfolio (Unhedged)	4.93	2.10	2.50	6.36	2.02
46

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

Expense Ratio **	2021		2020		2019		2018		2017
	Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	0.35%	0.75%	0.35%	0.75%	0.35%	0.75%	0.35%	0.75%	0.35%	0.75%
1290 VT GAMCO Small Company Value	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
1290 VT Socially Responsible	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
BNY Mellon Stock Index Fund, Inc.	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
CharterSM Small Cap Growth	N/A	N/A	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/AB Small Cap Growth	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
EQ/Aggressive Allocation	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/All Asset Growth Allocation	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Capital Group Research	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Conservative Allocation	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Conservative-Plus Allocation	0.75	0.75	0.75	0.75	0.75	0.75	0.65	0.75	0.65	0.75
EQ/Core Bond Index	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Core Plus Bond	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Global Equity Managed Volatility	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
EQ/Intermediate Government Bond	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Janus Enterprise	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Large Cap Growth Managed Volatility	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Large Cap Value Index	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Large Cap Value Managed Volatility	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Loomis Sayles Growth	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/MFS International Growth	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Mid Cap Index	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Mid Cap Value Managed Volatility	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Moderate Allocation	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Moderate-Plus Allocation	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Money Market	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Morgan Stanley Small Cap Growth	0.35	0.75	0.35	0.75	N/A	N/A	N/A	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
EQ/Quality Bond PLUS	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Small Company Index	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
EQ/T. Rowe Price Growth Stock	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/UBS Growth & Income	N/A	N/A	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
EQ/Value Equity	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Fidelity® VIP Contrafund® Portfolio	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Franklin Income VIP Fund	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
Franklin Rising Dividends VIP Fund	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Invesco Oppenheimer Global Fund/VA	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35	0.35
Invesco V.I. Diversified Dividend Fund	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
Invesco V.I. Global Core Equity Fund	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
Invesco V.I. Health Care Fund	0.65	0.65	0.65	0.65	0.35	0.65	0.35	0.65	0.35	0.65
Invesco V.I. Technology Fund	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65	0.65
Janus Henderson Series Balanced Portfolio	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Janus Henderson Series Enterprise Portfolio	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Janus Henderson Series Forty Portfolio	0.35	0.65	0.35	0.65	0.35	0.75	0.35	0.75	0.35	0.75
Janus Henderson Series Global Research Portfolio	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75	0.35	0.75
Janus Henderson Series Overseas Portfolio	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
MFS® Utilities Series	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
PIMCO Global Bond Opportunities Portfolio (Unhedged)	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65	0.35	0.65
47

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

Total Return *** Corresponding to Lowest to Highest Expense Ratio	Share Class +	2021		2020		2019		2018		2017
		Low	High	Low	High	Low	High	Low	High	Low	High
1290 VT Equity Income	A	25.63%	25.63%	-5.11%	-5.11%	23.47%	23.47%	-12.22%	-12.22%	15.15%	15.15%
1290 VT Equity Income	B	25.44%	25.95%	-5.25%	-4.87%	23.29%	23.78%	-12.35%	-12.00%	14.98%	15.44%
1290 VT GAMCO Small Company Value	B	24.20%	24.70%	8.69%	9.13%	22.43%	22.92%	-16.22%	-15.88%	15.23%	15.69%
1290 VT Socially Responsible	A	29.34%	29.86%	19.06%	19.54%	29.29%	29.81%	-5.09%	-4.71%	19.51%	19.98%
1290 VT Socially Responsible	B	29.47%	29.47%	19.18%	19.18%	29.42%	29.42%	-4.99%	-4.99%	19.62%	19.62%
BNYMellon Stock Index Fund, Inc.	INITIAL	27.45%	27.96%	17.13%	17.60%	30.20%	30.73%	-5.35%	-4.97%	20.63%	21.12%
CharterSM Small Cap Growth	B	N/A	N/A	5.58%	6.01%	32.05%	32.58%	-5.74%	-5.36%	23.43%	23.93%
EQ/AB Small Cap Growth	A	12.19%	12.19%	35.18%	35.18%	26.97%	26.97%	-8.48%	-8.48%	21.88%	21.88%
EQ/Aggressive Allocation	B	16.31%	16.77%	14.54%	14.99%	23.56%	24.05%	-9.40%	-9.04%	18.21%	18.68%
EQ/All Asset Growth Allocation	B	10.10%	10.54%	11.45%	11.89%	18.21%	18.68%	-8.25%	-7.88%	15.03%	15.49%
EQ/Capital Group Research	A	22.14%	22.63%	N/A	N/A	31.89%	32.42%	-5.55%	-5.17%	24.50%	25.00%
EQ/Conservative Allocation	B	1.94%	2.35%	6.51%	6.94%	8.42%	8.86%	-2.30%	-1.91%	4.17%	4.58%
EQ/Conservative-Plus Allocation	B	5.94%	5.94%	9.17%	9.17%	12.63%	12.63%	-4.37%	-4.37%	8.01%	8.12%
EQ/Core Bond Index	A	-2.83%	-2.44%	5.27%	5.70%	5.47%	5.89%	-0.51%	-0.11%	0.71%	1.11%
EQ/Core Plus Bond	A	-2.32%	-2.03%	14.12%	14.46%	6.22%	6.54%	-1.15%	-0.85%	1.58%	1.88%
EQ/Global Equity Managed Volatility	A	15.14%	15.14%	13.54%	13.54%	24.46%	24.46%	-12.73%	-12.73%	25.27%	25.27%
EQ/Intermediate Government Bond	A	-2.86%	-2.47%	3.52%	3.94%	3.39%	3.80%	0.07%	0.48%	-0.41%	-0.01%
EQ/Janus Enterprise	A	16.08%	16.43%	18.05%	18.40%	35.58%	35.98%	-2.43%	-2.13%	27.08%	27.46%
EQ/Large Cap Growth Managed Volatility	B	23.45%	23.94%	31.03%	31.55%	32.72%	33.25%	-3.70%	-3.32%	28.25%	28.77%
EQ/Large Cap Value Index	A	23.47%	23.85%	1.55%	1.85%	24.81%	25.19%	-9.48%	-9.21%	12.27%	12.61%
EQ/Large Cap Value Managed Volatility	A	24.02%	24.39%	5.00%	5.31%	24.63%	25.00%	-10.51%	-10.24%	13.12%	13.46%
EQ/Loomis Sayles Growth	B	15.31%	15.77%	29.94%	30.46%	30.36%	30.88%	-3.71%	-3.32%	33.59%	34.12%
EQ/MFS International Growth	B	8.61%	9.04%	14.48%	14.94%	26.29%	26.80%	-10.05%	-9.69%	31.07%	31.60%
EQ/Mid Cap Index	A	23.08%	23.45%	12.12%	12.46%	24.57%	24.94%	-12.27%	-12.00%	14.74%	15.08%
EQ/Mid Cap Value Managed Volatility	A	26.58%	26.96%	4.29%	4.60%	25.77%	26.14%	-13.86%	-13.60%	11.60%	11.93%
EQ/Moderate Allocation	B	7.61%	8.04%	10.43%	10.87%	14.67%	15.13%	-5.48%	-5.10%	10.22%	10.66%
EQ/Moderate-Plus Allocation	B	11.83%	12.28%	13.25%	13.70%	19.10%	19.57%	-7.54%	-7.16%	14.04%	14.49%
EQ/Money Market	A	-0.56%	-0.16%	-0.55%	-0.15%	0.76%	1.16%	0.51%	0.92%	-0.35%	0.05%
EQ/Morgan Stanley Small Cap Growth	B	1.91%	2.31%	74.75%	75.14%	N/A	N/A	N/A	N/A	N/A	N/A
EQ/PIMCO Ultra Short Bond	B	-1.10%	-0.80%	0.46%	0.76%	1.89%	2.19%	0.30%	0.60%	1.23%	1.53%
EQ/Quality Bond PLUS	B	-2.85%	-2.46%	5.18%	5.60%	4.84%	5.26%	-0.63%	-0.23%	0.64%	1.04%
EQ/Small Company Index	A	14.66%	14.66%	19.31%	19.31%	24.78%	24.78%	-11.62%	-11.62%	13.61%	13.61%
EQ/T. Rowe Price Growth Stock	B	12.98%	13.43%	35.53%	36.08%	30.12%	30.64%	-2.36%	-1.96%	32.37%	32.90%
EQ/UBS Growth & Income	B	N/A	N/A	-6.93%	-6.55%	35.78%	36.32%	-14.07%	-13.72%	20.38%	20.86%
EQ/Value Equity	B	24.93%	24.93%	2.46%	2.46%	23.00%	23.00%	-8.34%	-8.34%	7.73%	7.73%
Fidelity® VIP Contrafund® Portfolio	SERVICE	26.76%	27.26%	29.46%	29.97%	30.47%	30.99%	-7.19%	-6.82%	20.86%	21.34%
Franklin Income VIP Fund	CLASS 2	16.00%	16.35%	0.04%	0.34%	15.31%	15.65%	-4.93%	-4.64%	8.96%	9.29%
Franklin Rising Dividends VIP Fund	CLASS 2	26.35%	26.35%	15.57%	15.57%	28.78%	28.78%	-5.41%	-5.41%	20.14%	20.14%
Invesco Oppenheimer Global Fund/VA	SERVICE	14.77%	14.77%	26.89%	26.89%	30.99%	30.99%	-13.70%	-13.70%	35.84%	35.84%
Invesco V.I. Diversified Dividend Fund	SERIES I	18.12%	18.12%	-0.51%	-0.51%	24.28%	24.28%	-8.18%	-8.18%	7.87%	7.87%
Invesco V.I. Global Core Equity Fund	SERIES I	15.22%	15.22%	12.49%	12.49%	24.39%	24.39%	-15.87%	-15.87%	22.11%	22.11%
Invesco V.I. Health Care Fund	SERIES I	11.57%	11.57%	13.72%	13.72%	31.65%	32.04%	0.25%	0.55%	15.08%	15.42%
Invesco V.I. Technology Fund	SERIES I	13.67%	13.67%	45.17%	45.17%	35.00%	35.00%	-1.10%	-1.10%	34.26%	34.26%
Janus Henderson Balanced Portfolio	INSTITUTIONAL	16.32%	16.79%	13.46%	13.91%	21.67%	22.16%	-0.08%	0.33%	17.55%	18.02%
Janus Henderson Enterprise Portfolio	INSTITUTIONAL	15.96%	16.42%	18.58%	19.06%	34.47%	35.01%	-1.16%	-0.76%	26.47%	26.98%
Janus Henderson Forty Portfolio	INSTITUTIONAL	21.98%	22.47%	38.36%	38.91%	36.14%	36.68%	1.22%	1.62%	29.34%	29.86%
Janus Henderson Forty Portfolio	SERVICE	21.81%	22.17%	38.13%	38.55%	35.97%	36.37%	1.06%	1.36%	29.16%	29.54%
Janus Henderson Global Research Portfolio	INSTITUTIONAL	17.21%	17.68%	19.16%	19.64%	28.08%	28.59%	-7.57%	-7.19%	26.08%	26.58%
Janus Henderson Overseas Portfolio	SERVICE	12.55%	12.89%	15.27%	15.62%	25.89%	26.26%	-15.69%	-15.43%	29.96%	30.35%
MFS® Utilities Series	INITIAL CLASS	13.35%	13.69%	5.22%	5.53%	24.26%	24.63%	0.40%	0.70%	14.09%	14.43%
PIMCO Global Bond Opportunities Portfolio (Unhedged)	ADMINISTRATIVE	-4.78%	-4.49%	9.40%	9.73%	5.44%	5.75%	-4.82%	-4.53%	7.92%	8.25%
48

MONY VARIABLE ACCOUNT L
of MONY LIFE INSURANCE COMPANY
Notes to Financial Statements
December 31, 2021

* These amounts represent dividends excluding distributions of capital gains, received by the Variable Investment Option from the Fund, divided by the average net assets of the Variable Investment Option. These annualized ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Fund in which the Variable Investment Options invest.

** These ratios represent the annualized contract expenses of the Variable Investment Option, consisting primarily of mortality and risk expenses, for each period indicated. The annualized ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to Contract Owner accounts through the redemption of units and expenses of the respective Portfolio are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized.

+ Share class reflects the shares of the portfolio that the Variable Investment Options invest in.

8. Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2021, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

49

INDEPENDENT AUDITORS' REPORT

The Board of Directors
MONY Life Insurance Company:

Opinions

We have audited the accompanying financial statements of MONY Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2021, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2021 in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of

Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•  Exercise professional judgment and maintain professional skepticism throughout the audit.

•  Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Schedule I Summary of Investments — Other Than Investments in Related Parties and Schedule IV Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission's Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Birmingham, Alabama
April 19, 2022

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2021	2020
	($ in thousands, except share amounts)
ADMITTED ASSETS
Bonds (fair value: 2021 — $5,657,743; 2020 — $5,964,343)	$5,041,489	$5,131,966
Preferred stocks (fair value: 2021 — $14,600; 2020 — $14,917)	14,600	14,770
Common stocks-unaffiliated (cost: 2021 — $4,459; 2020 — $1,390)	4,012	1,390
Mortgage loans on real estate	371,219	345,184
Contract loans	580,865	619,462
Cash	15,523	26,748
Cash equivalents	86,635	92,202
Other invested assets	160,624	143,315
Receivable for securities	277	266
Total cash and investments	6,275,244	6,375,303
Amounts recoverable from reinsurers	2,155	3,067
Deferred and uncollected premiums	29,155	29,307
Investment income due and accrued	64,106	73,310
Deferred tax asset	42,349	46,315
Current federal income tax recoverable	—	1,540
Other assets	8,361	8,864
Assets held in Separate Accounts	176,202	167,821
Total admitted assets	$6,597,572	$6,705,527
LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
Life policies and contracts	$5,540,669	$5,657,666
Accident and health	5,527	6,757
Liability for deposit-type contracts	238,056	244,896
Policy and contract claims:
Life	77,688	86,874
Accident and health	295	331
Other policyholders' funds and policy and contract liabilities	83,355	86,856
Interest maintenance reserve (IMR)	33,399	15,513
General expenses due and accrued	23	23
Transfers from Separate Accounts due or accrued, net	1,256	(175)
Taxes, licenses and fees due or accrued	3,208	3,114
Current federal income taxes	1,776	—
Remittances and items not allocated	2,685	2,819
Asset valuation reserve (AVR)	36,763	29,184
Payable to parent, subsidiaries, and affiliates	1,951	3,571
Borrowed money and interest thereon	43,126	10,852
Other liabilities	17,049	17,989
Liabilities held in Separate Accounts	176,197	167,810
Total liabilities	6,263,023	6,334,080
Capital and surplus:
Common stock, $1.00 par value; 2,500,000 shares authorized; 2,500,000 shares issued and outstanding	2,500	2,500
Surplus notes	—	1,091
Gross paid-in and contributed surplus	325,988	325,988
Group contingency life reserve	275	250
Unassigned funds — surplus	5,786	41,618
Total capital and surplus	334,549	371,447
Total liabilities and capital and surplus	$6,597,572	$6,705,527

See Notes to the Financial Statements (Statutory Basis).

MONY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

(Statutory Basis)

	Years Ended December 31
	2021	2020	2019
	($ in thousands)
Revenue:
Premiums and annuity considerations	$190,096	$197,843	$209,461
Considerations for supplementary contracts with life contingencies	550	2,640	1,964
Net investment income	245,213	263,379	279,611
Commissions and expense allowances on reinsurance ceded	1,344	1,471	1,661
Amortization of interest maintenance reserve	5,665	3,081	3,387
Net loss from operations from Separate Accounts	(6)	(9)	(11)
Reserve adjustments on reinsurance ceded	(5)	(298)	(169)
Other income	5,275	4,736	5,095
Total revenue	448,132	472,843	500,999
Benefits and expenses:
Death and annuity benefits	275,008	289,788	261,917
Accident and health benefits	4,688	4,638	5,101
Surrender benefits and other fund withdrawals	175,167	226,830	210,999
Other policy and contract benefits	11,432	12,820	11,915
Decrease in aggregate reserves	(123,975)	(177,534)	(132,671)
Commissions	3,644	4,007	4,293
General expenses	12,624	15,050	15,134
Insurance taxes, licenses, and fees	3,694	4,189	4,415
Transfers from Separate Accounts, net	(13,088)	(15,073)	(9,105)
Other expenses, net	1,081	4,035	1,553
Total benefits and expenses	350,275	368,750	373,551
Net income from operations before dividends to policyholders and federal income taxes	97,857	104,093	127,448
Dividends to policyholders	82,460	80,757	84,416
Federal income tax expense (benefit)	(2,871)	(645)	4,578
Net income from operations	18,268	23,981	38,454
Net realized capital gains/(losses) (less $5,931, $84, and $1,349 of capital gains tax in 2021, 2020,and 2019, respectively, and excluding $23,551, $(113), and and $2,484 transferred to the IMR in 2021, 2020, and 2019, respectively)	2,697	(16,497)	(9,754)
Net income	$20,965	$7,484	$28,700

See Notes to the Financial Statements (Statutory Basis).

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2018	$414,407
Net income	28,700
Change in net unrealized capital gains and losses, net of capital gains tax of $263	988
Change in nonadmitted assets and related items	(17,756)
Change in reserve on account of change in valuation basis	(498)
Change in asset valuation reserve	1,407
Change in net deferred income tax	3,274
Dividend to parent	(41,000)
Capital and surplus, December 31, 2019	389,522
Net income	7,484
Change in nonadmitted assets and related items	3,605
Change in reserve on account of change in valuation basis	901
Change in asset valuation reserve	8,296
Change in net deferred income tax	(359)
Change in liability for reinsurance in unauthorized and certified companies	(2)
Dividend to parent	(38,000)
Capital and surplus, December 31, 2020	371,447
Net income	20,965
Change in net unrealized capital gains and losses, net of capital gains tax of $(130)	(487)
Change in nonadmitted assets and related items	(948)
Change in asset valuation reserve	(7,579)
Change in net deferred income tax	(6,012)
Change in liability for reinsurance in unauthorized and certified companies	2
Change in surplus notes	(1,091)
Prior period adjustment	(4,748)
Dividend to parent	(37,000)
Capital and surplus, December 31, 2021	$334,549

See Notes to the Financial Statements (Statutory Basis).

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2021	2020	2019
	($ in thousands)
Cash from operations
Premiums and annuity considerations	$190,907	$203,449	$213,382
Net investment income	254,326	264,016	279,425
Miscellaneous income	6,601	6,176	6,898
Benefit and loss related payments	(474,557)	(513,536)	(493,981)
Commissions and expenses paid	(21,602)	(23,941)	(25,049)
Net transfers from Separate Accounts	14,518	15,195	8,838
Dividends paid to policyholders	(83,812)	(87,242)	(89,761)
Federal and foreign income taxes	1,256	976	(3,954)
Net provided by (used in) operations	(112,363)	(134,907)	(104,202)
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	1,094,623	651,107	468,980
Stocks	893	33,862	26,799
Mortgage loans	18,444	7,253	20,780
Net gains on cash, cash equivalents, and short term investments	2	—	—
Miscellaneous proceeds	—	159	—
Total investment proceeds	1,113,962	692,381	516,559
Cost of investments acquired:
Bonds	(977,908)	(437,316)	(365,242)
Stocks	(167)	(423)	(9,599)
Mortgage loans	(44,350)	(46,340)	(51,210)
Other invested assets	(17,319)	(26,900)	(9,928)
Miscellaneous applications	(12)	—	(285)
Total investments acquired	(1,039,756)	(510,979)	(436,264)
Net decrease in contract loans and premium notes	38,554	45,657	32,225
Net cash provided by (used in) investing activities	112,760	227,059	112,520

See Notes to the Financial Statements (Statutory Basis).

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2021	2020	2019
	($ in thousands)
Cash from financing and miscellaneous sources
Cash provided (applied):
Surplus notes	$(1,091)	$—	$—
Borrowed funds	32,274	10,851	(13,289)
Net withdrawals on deposit-type contracts	(9,492)	(7,852)	(7,741)
Dividend to parent	(37,000)	(38,000)	(41,000)
Other cash provided (applied), net	(1,880)	2,329	(623)
Net cash provided by (used in) financing and miscellaneous activities	(17,189)	(32,672)	(62,653)
Net change in cash, cash equivalents, and short term investments	(16,792)	59,480	(54,335)
Cash, cash equivalents, and short term investments, beginning of year	118,950	59,470	113,805
Cash, cash equivalents, and short term investments, end of year	$102,158	$118,950	$59,470
Non-cash exchanges of securities (Investing activities)	$26,402	$100,311	$94,264
Non-cash change in retained asset account (Operations, Financing and miscellaneous activities)	$2,652	$1,609	$6,727
Non-cash change in reinsurance loss contingency reserve (Operations)	$389	$3,649	$—

See Notes to the Financial Statements (Statutory Basis).

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL

Basis of Presentation — The statutory basis financial statements of MONY Life Insurance Company (the "Company") have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the "Department"). The Company is a stock, legal reserve, life, and accident and health insurer.

All outstanding shares of the Company's common stock are owned by Protective Life Insurance Company ("PLICO"), a life insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company domiciled in the State of Delaware. PLC is a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. ("Dai-ichi Life"), a kabushiki kaisha organized under the laws of Japan. Other affiliated insurers include Golden Gate Captive Insurance Company, Protective Property & Casualty Insurance Company, Protective Life and Annuity Insurance Company, and West Coast Life Insurance Company.

The Department recognizes only statutory practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under New York Insurance Law. The Accounting Practices and Procedures Manual, effective January 1, 2001 ("NAIC SAP"), has been adopted as a component of prescribed or permitted practices by the State of New York, subject to any deviations prescribed or permitted by the New York Superintendent of Financial Services ("the Superintendent").

The Company had no permitted practices as of December 31, 2021 and 2020 or for each of the years in the three-year period ended December 31, 2021.

The preparation of financial statements in conformity with NAIC SAP requires management to make various estimates that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates.

The Company elected to use rounding in reporting amounts throughout the statutory financial statements and in the accompanying notes to the statutory financial statements (collectively, the "statements") and therefore summation of amounts and consistency between related amounts within the statements may be impacted by immaterial amounts.

Acquisition of the Company by PLICO on October 1, 2013 — PLICO purchased the Company on October 1, 2013. The Company was previously owned by AXA Equitable Financial Services, LLC ("AEFS"), a wholly-owned subsidiary of AXA Financial, Inc. ("AXA"). Pursuant to the master agreement (the "Master Agreement") dated April 11, 2013 with AXA and AEFS, PLICO acquired the stock of the Company from AEFS.

Nature of Operations — The Company previously offered a broad portfolio of life insurance products consisting primarily of variable life and interest-sensitive life insurance products (including group universal life insurance), in addition to a whole life and a variety of term life insurance products. The Company also offered a variety of annuity products, such as variable annuities, fixed deferred annuities and payout annuities. During 2005, new sales of the Company's products were discontinued, except for certain variable and fixed annuities in limited markets, interest-sensitive whole life insurance and group term life insurance. As part of the acquisition by PLICO, the Company no longer writes new business, but continues to service existing business.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

Summary of Significant Accounting Policies — The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated at values determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or fair value. For bonds carried at fair value, the difference between cost and fair value is reflected in "Change in net unrealized capital gains and losses" in unassigned funds.

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for loan-backed bonds and structured securities are obtained from Bloomberg; other sources are broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Bond and preferred stock fair values are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service.

Redeemable preferred stocks are stated at amortized cost or fair value, depending on the assigned credit ratings. Perpetual preferred stocks are stated at fair value, not to exceed any currently effective call price. For preferred stocks at fair value, the difference between cost and fair value is reflected in "Change in net unrealized capital gains and losses" in unassigned funds.

Common stocks are generally stated at a fair value obtained from a nationally recognized pricing service.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines. Temporary declines in value are reflected in net unrealized capital gains and losses in unassigned funds.

Contract loans are carried at the unpaid principal balances. The excess of the unpaid contract loan balance over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to unassigned funds. Interest is capitalized on the anniversary date.

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits; however, total deposits are maintained within the bank-specific deposit level guidelines established by the Investments Policy Committee (IPC). The Company reviews the creditworthiness of these financial institutions and believes there is minimal risk of material loss.

Short-term investments are stated at amortized cost, which the Company believes approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less. Money market mutual funds are classified as cash equivalents with measurement at fair value.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

The Company's investments in surplus notes with an NAIC Credit Rating Providers ("NAIC CRP") designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus notes held with no NAIC CRP designation, or with a designation of NAIC 3, 4, 5, or 6, are carried at the lesser of amortized cost or fair value. Investments in surplus notes are reported as "Other invested assets".

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations on the trade date, net of the amount transferred to the IMR and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment ("OTTI") exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

Premium Revenue and Related Commissions

Annuity considerations are recognized as revenue when received. Premiums for flexible premiums/universal life policies and single premium credit life are recognized as revenues when collected. Premiums for traditional life insurance products are recognized as revenue when due. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new business, are expensed as incurred.

Policyholders' Dividends

A portion of the Company's business has been issued on a participating basis. The amount of policyholders' dividends to be paid is determined annually by the Company's Board of Directors, and is included in "Dividends to policyholders" shown in the Company's Statements of Operations. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and to management's judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

The Company is subject to limitations on the amounts of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on November 16, 1998 which are not included in the Closed Block (see Note 16) and with respect to participating policies issued subsequent to November 16, 1998. Excess statutory profits, if any, will be distributed over time to such policyholders and are not available to the stockholder of the Company.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

Aggregate Reserves for Policies and Contracts

Aggregate reserves for insurance and annuity policies are generally computed under the Commissioners' Reserve Valuation Method and Commissioners' Annuity Reserve Valuation Method, respectively, or otherwise under the net level premium method or comparable method and are subject to reserve adequacy testing.

Benefit reserves are computed using statutory mortality and interest requirements and are generally determined without consideration of future withdrawals. Interest rates used in establishing such reserves for life insurance products ranged from 2.25% to 6.0% in 2021, 2020, and 2019. Interest rates ranged from 0.75% to 11.25%, 2.0% to 11.5%, and 2.25% to 11.5% for annuity and supplementary contract reserves in 2021, 2020, and 2019, respectively.

Pension reserves are generally established at an amount equal to the total experience funds or contract holders' balances, except for certain funds with unconditional surrender charges, where the reserves are equal to the contract holders' balances less the applicable surrender charge. Additional reserves for the group and individual annuity contract business are maintained at an amount required to meet New York State formula.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves which are included in "Aggregate reserves: Life policies and contracts" in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Substandard policies are valued from basic actuarial principles using the policy's substandard rating.

As of December 31, 2021 and 2020, the Company had $234.9 million and $131.0 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York. Reserves to cover this insurance totaled $5.1 million and $4.2 million net of reinsurance as of December 31, 2021 and 2020, respectively, and are reported in "Aggregate reserves: Life policies and contracts" in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Tabular Interest, the Tabular less actual reserve released, and the Tabular Cost, have been determined by formulas. For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles ("SSAP") No. 54, "Individual and Group Accident and Health Contracts."

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company's valuation actuary using statistical claim development models to develop best estimates

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

or liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

Policy and Contract Claims

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such amounts are necessarily estimates, the ultimate liability may differ from the amount recorded and will be reflected in the results of operations when additional information becomes known.

Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR")

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturity investments resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned funds.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of certain investments. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned funds.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in "Amounts recoverable from reinsurers" and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken related to reinsurers considered to be unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.  GENERAL — (Continued)

Reinsurance premiums ceded and reinsurance recoveries on policy claims are netted against the respective "Premiums and annuity considerations" and "Death and annuity benefits" in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in "Commissions and expense allowances on reinsurance ceded" in the Statements of Operations.

The Company remains liable with respect to ceded insurance should any reinsurer fail to meet the obligations it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Separate Accounts

The majority of securities in the Company's Separate Accounts consist of mutual funds valued at fair value. All other publicly traded bonds and stocks are also valued at fair value. Direct placement bonds are stated at fair value, as determined by the Company or third-party appraisers. Short-term investments held in money market Separate Accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other Separate Accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost, which the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of variable insurance trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds. Please refer to Note 13 for further information regarding the Company's Separate Accounts.

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). A summary of significant statutory accounting practices ("SAP") and their difference to GAAP, is as follows:

(1)  The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to operations in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into revenue over the premium paying period of the related policies. Under GAAP, acquisition costs on successful efforts are capitalized and charged to operations as the revenues or expected gross profits are recognized;

(2)  Deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue. Under GAAP, these items are accounted for as deposits on the balance sheet and do not flow through the income statement;

(3)  Under SAP rules that precede Principles Based Reserves ("PBR"), policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including reserve bases appropriate for life, accident and health, and annuity products. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company's experience. Under PBR, company experience is utilized in setting certain assumptions for the scenario-based reserves for life and annuity products as defined under NAIC Valuation Manual 20, "Requirements for Principle-Based

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES — (Continued)

Reserves for Life Products" ("VM-20") and NAIC Valuation Manual 21, "Requirements for Principal-Based Reserves for Variable Annuities" ("VM-21"). Aggregate statutory reserves are shown net of the credit taken for reinsurance. Under GAAP, reserves for life-contingent annuity and traditional life insurance products are based on the present value of future benefits less the present value of future net premiums based on mortality, lapse, and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for non-life-contingent annuity and universal life insurance, insurance products are recognized by establishing a liability equal to the current account value of the policyholders' contracts, with an additional reserve for certain guaranteed benefits. Aggregate reserves are shown gross with an offsetting reinsurance recoverable;

(4)  Certain assets must be included in the statutory financial statements at "admitted asset value" and "nonadmitted assets" must be excluded through a charge against surplus. No such reduction of asset values is required under GAAP;

(5)  Bonds and redeemable preferred stocks are generally stated at amortized cost and perpetual preferred stocks are stated at fair value. For bonds and preferred stocks stated at fair value, the difference between cost and fair value is reflected in "Change in net unrealized capital gains and losses" in unassigned funds. Under GAAP, bonds and preferred stocks, other than those classified as held to maturity, are stated at fair value with changes recorded in accumulated other comprehensive income (loss) in the balance sheet if classified as available-for-sale securities or in the income statement if classified as trading securities;

(6)  Certain assets and liabilities are reported net of ceded reinsurance balances, which is not permitted by GAAP;

(7)  Realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations. Under GAAP realized capital gains and losses are reflected on a gross basis in the Income Statement as the IMR concept does not exist in GAAP;

(8)  Deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income taxes is subject to various limitations as specified by NAIC SAP. Under GAAP, gross deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. In addition, changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned funds, while under GAAP, these changes are included in income tax expense or benefit in the Income Statement;

(9)  The AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus. No such reserve is required under GAAP;

(10)  The IMR is reported as a liability and the amortization of the IMR is reported in the revenue section of the Statements of Operations. No such reserve is required under GAAP;

(11)  The Statements of Cash Flow are presented in the required statutory format which differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES — (Continued)

equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. SAP requires no reconciliation between net income and net cash provided by operating activities as required by GAAP;

(12)  The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss);

(13)  Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities and capital and surplus. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a component of gross premiums;

(14)  For reserve credits taken related to reinsurers considered "unauthorized" by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned funds. No such liability is recorded for GAAP;

(15)  Market value adjusted annuities are included in the Company's general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

(16)  Goodwill of entities acquired is recorded at the parent level for NAIC SAP and amortized. Under GAAP, goodwill is recorded at the subsidiary level at cost and tested for impairment using a fair value methodology at least annually;

(17)  Under SAP, surplus notes are reported as equity rather than as a liability for GAAP; and

(18)  Acquisitions and reinsurance transactions can be subject to different accounting treatments due to differences in risk transfer and business combination assessments. On a GAAP basis, PLC and its subsidiaries, including the Company, accounted for its February 1, 2015 acquisition by Dai-ichi Life under the acquisition method of accounting prescribed in ASC Topic 805, "Business Combinations." In accordance with this guidance, "pushdown" accounting was elected, including the initial recognition of most of PLC's and its subsidiaries' assets and liabilities at fair value as of the acquisition date. For SAP, no similar accounting or adjustments occurred on February 1, 2015. Similarly, certain acquisitions of inforce business are accounted for as reinsurance pursuant to Statutory guidelines but are subject to Purchase GAAP accounting ("PGAAP") guidelines for GAAP reporting purposes due to their qualification as a business combination.

The differences between NAIC SAP and GAAP have not been quantified as of December 31, 2021 and 2020 or for each of the years in the three-year period ended December 31, 2021; however, the differences are presumed to be material.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.  ACCOUNTING CHANGES AND PRIOR PERIOD ADJUSTMENTS

Accounting Changes

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32, "Preferred Stock" ("SSAP No. 32R"), which refined definitions of preferred stock categories and updated accounting guidance for certain categories of preferred stock. Under the revised guidance in SSAP No. 32R, all perpetual preferred stocks shall be reported at fair value, not to exceed any currently effective call price. The adoption of these revisions did not have a material effect on the Company's financial statements.

Effective January 1, 2021, the Company adopted revisions to SSAP No.106, "Affordable Care Act Section 9010 Assessment" ("SSAP No. 106R") which relate to the repeal by Congress of the Affordable Care Act Section 9010 Assessment, also known as the health insurer's tax (HIT). The adoption of these revisions had no effect on the Company's financial statements.

As of January 1, 2020, VM-21 replaced Actuarial Guideline 43 (AG43) for the valuation of statutory reserves for variable annuities. The cumulative net impact of this regulation change was a $0.9 million decrease in reserves. The change was recorded directly in "Unassigned funds — surplus" as a "Change in reserve on account of change in valuation basis". The financial statement impact of this change was to decrease "Aggregate reserves: Life policies and contracts" and increase both "Change in reserve on account of change in valuation basis", and "Unassigned funds — surplus" by $0.9 million. In accordance with the provisions of SSAP No. 3, "Accounting Changes and Corrections of Errors" ("SSAP No. 3"), the $0.9 million cumulative effect represents the January 1, 2020 impact of the change.

Effective January 1, 2020, the Company adopted SSAP No. 108, "Derivative Hedging Variable Annuity Guarantees" ("SSAP No. 108"), which prescribes guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. The guidance in SSAP No. 108 is not currently applicable to the Company's derivatives, and the adoption had no effect on the Company's financial statements.

Effective January 1, 2020, the Company adopted revisions to SSAP No. 22. "Leases", ("SSAP No. 22R"). SSAP No. 22R rejected U.S. GAAP guidance on operating leases, but incorporated, with modification, guidance on sale-leaseback transactions, lessor accounting and leveraged leases for all new leases, and for existing leases reassessed due to a change in terms and conditions. The adoption of these revisions had no effect on the Company's financial statements.

Effective June 30, 2020, the Company adopted revisions to SSAP No. 105, "Working Capital Finance Investments" ("SSAP No. 105R"), which provided substantive updates to the Working Capital Finance Investments Program requirements. The Company holds no working capital finance investments, and therefore this adoption had no effect on the Company's financial statements.

During 2019, the Company began using the 2012 Individual Annuity Reserving Report and Table for certain deferred annuity policies issued beginning in 2015, and this methodology is reflected in the Company's December 31, 2019 reserve calculations. At December 31, 2018, the Company had used the Annuity 2000 Mortality Table for these policies. The cumulative net impact of this adoption was $0.5 million. The change was treated as a "Change in reserve on account of change in valuation basis." The impact of this change was to increase "Aggregate reserves: Life policies and contracts" and decrease both "Change in reserve on account of change in valuation basis" and "Unassigned funds — surplus" by $0.5 million. In accordance with the provisions of SSAP No. 3, the $0.5 million cumulative effect represents the January 1, 2019 impact of the change.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.  ACCOUNTING CHANGES AND PRIOR PERIOD ADJUSTMENTS — (Continued)

Prior Period Adjustments

For the March 31, 2021 statutory filing, the Company corrected its calculation of disabled life reserves as reported on its December 31, 2020 statutory annual statement. The correction was due to the inadvertent exclusion of certain policies from the reserve calculation as of December 31, 2020. The adjustments related to this correction resulted in an increase to "Aggregate reserves: Life policies and contracts" of $4.6 million and an increase to "Current federal income tax recoverable" of $0.9 million, in addition to an increase in "Deferred tax asset" of $0.1 million, with an offsetting increase in "Deferred tax asset" non-admitted of $0.1 million. The net effect of these changes was a decrease in "Unassigned funds — surplus" of $3.7 million, which was reported as a "Prior period adjustment". In accordance with the provisions of SSAP No. 3, this change represents the January 1, 2021 impact of the correction.

For the June 30, 2021 statutory filing, the Company corrected its Universal Life ("UL") policyholder reserve calculation as reported on its December 31, 2020 statutory annual statement. The correction was due to the use of an incorrect UL guaranteed rate in the policyholder reserve calculation. The adjustments related to this correction resulted in an increase to "Aggregate reserves: Life policies and contracts" of $1.1 million and an increase to "Current federal income tax recoverable" of $0.1 million, in addition to an increase in "Deferred tax asset" of $0.1 million, with an offsetting increase in "Deferred tax asset" non-admitted of $0.1 million. The net effect of these changes was a decrease to "Unassigned funds — surplus" of $1.0 million which was reported as a "Prior period adjustment". In accordance with the provisions of SSAP No. 3, this change represents the January 1, 2021 impact of the correction.

4.  INVESTMENTS

Net Investment Income

Net investment income for the years ended December 31 consists of the following:

	2021	2020	2019
	($ in thousands)
Bonds	$208,741	$223,366	$236,974
Stocks	821	1,957	3,703
Mortgage loans	15,747	14,039	14,140
Cash, cash equivalents, and short term investments	53	451	1,999
Contract loans	34,009	37,623	39,088
Other invested assets	6,902	6,084	4,553
Miscellaneous investment income	(1)	1	33
Total investment income	266,272	283,521	300,490
Investment expenses	(21,059)	(20,142)	(20,879)
Net investment income	$245,213	$263,379	$279,611

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans — Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

Bonds — When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest receivable is discontinued.

No amounts were excluded from investment income due and accrued as of December 31, 2021 and 2020.

Realized Gains and Losses

Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	2021	2020	2019
	($ in thousands)
Bonds	$31,906	$6,682	$3,456
Preferred stocks	—	(2,105)	(471)
Common stocks-unaffiliated	272	—	—
Cash, cash equivalents and short-term investments	2	—	—
Other investments	(1)	(1)	(1)
Other-than-temporary impairments	—	(21,102)	(8,905)
Less:
Amounts transferred to interest maintenance reserve	23,551	(113)	2,484
Federal income tax expense	5,931	84	1,349
Net realized investment gains and losses	$2,697	$(16,497)	$(9,754)

Proceeds from the sales of investments in bonds and preferred stocks during 2021, 2020, and 2019 were approximately $681.7 million, $229.0 million, and $206.3 million, respectively. The Company realized gross gains of $32.2 million, $6.7 million, and $3.9 million on those sales for the years ended December 31, 2021, 2020, and 2019, respectively. The Company realized gross losses on those sales of less than $0.1 million, $2.1 million, and $0.9 million for the years ended December 31, 2021, 2020, and 2019, respectively.

Unrealized Gains and Losses

The change in net unrealized capital gains and losses included in unassigned funds for the years ended December 31 is as follows:

	2021	2020	2019
	($ in thousands)
Preferred stocks	$(170)	$—	$1,251
Common stocks-unaffiliated	(447)	—	—
Less:
Federal income tax expense (benefit)	(130)	—	263
Change in net unrealized capital gains and losses	$(487)	$—	$988

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

Bonds and Preferred Stocks

Statement values in the following tables for 2021 are presented on a gross basis and do not reflect the nonadmission of approximately $2.2 million of bonds at December 31, 2021, related to repurchase agreement collateral requirements.

The statement value and estimated fair value of the Company's bond and preferred stock investments at December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2021	($ in thousands)
Bonds:
US Government	$8,049	$84	$(53)	$8,080
Other governments	26,160	7,500	—	33,660
US states, territories and possessions	5,028	638	—	5,666
US political subdivisions	20,641	4,795	—	25,436
US special revenue and assessment	150,079	22,723	(683)	172,119
Industrial and miscellaneous	4,124,393	588,809	(18,417)	4,694,785
Total bonds, excluding loan-backed and structured securities	4,334,350	624,549	(19,153)	4,939,746
Loan-backed and structured securities:
Residential mortgage backed securities	490,957	5,435	(4,483)	491,909
Commercial mortgage backed securities	218,397	8,064	(373)	226,088
Total loan-backed and structured securities	709,354	13,499	(4,856)	717,997
Total bonds	5,043,704	638,048	(24,009)	5,657,743
Preferred stocks	14,600	—	—	14,600
Total bonds and preferred stocks	$5,058,304	$638,048	$(24,009)	$5,672,343
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2020	($ in thousands)
Bonds:
US Government	$7,975	$236	$—	$8,211
Other governments	41,138	8,574	—	49,712
US states, territories and possessions	6,004	806	—	6,810
US political subdivisions	23,089	6,758	—	29,847
US special revenue and assessment	152,823	26,037	—	178,860
Industrial and miscellaneous	4,057,766	765,909	(5,039)	4,818,636
Total bonds, excluding loan-backed and structured securities	4,288,795	808,320	(5,039)	5,092,076

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2020	($ in thousands)
Loan-backed and structured securities:
Residential mortgage backed securities	$616,267	$19,707	$(9)	$635,965
Commercial mortgage backed securities	218,906	12,802	(3,424)	228,284
Other loan-backed and structured securities	7,998	20	—	8,018
Total loan-backed and structured securities	843,171	32,529	(3,433)	872,267
Total bonds	5,131,966	840,849	(8,472)	5,964,343
Preferred stocks	14,770	147	—	14,917
Total bonds and preferred stocks	$5,146,736	$840,996	$(8,472)	$5,979,260

The statement value and estimated fair value of bonds at December 31, 2021, by expected maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Fair Value
	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$72,072	$73,066
Due after 1 year through 5 years	449,116	468,207
Due after 5 years through 10 years	619,436	644,180
Due after 10 years	3,193,726	3,754,293
Total bonds, excluding loan-backed and structured securities	4,334,350	4,939,746
Total loan-backed and structured securities	709,354	717,997
Total bonds	$5,043,704	$5,657,743

The statement value and estimated fair value of bonds at December 31, 2020, by expected maturity is shown below.

	Statement Value	Estimated Fair Value
	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$200,928	$203,121
Due after 1 year through 5 years	752,904	803,912
Due after 5 years through 10 years	491,344	549,540
Due after 10 years	2,843,619	3,535,503
Total bonds, excluding loan-backed and structured securities	4,288,795	5,092,076
Total loan-backed and structured securities	843,171	872,267
Total bonds	$5,131,966	$5,964,343

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company's investment gross unrealized losses and estimated fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position, at December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss
	($ in thousands)
2021
Bonds:
US Governments	$3,766	$(53)	$—	$—	$3,766	$(53)
US special revenue and assessment	21,753	(683)	—	—	21,753	(683)
Industrial and miscellaneous	652,946	(17,903)	9,826	(514)	662,772	(18,417)
Total bonds, excluding loan-backed and structured securities	678,465	(18,639)	9,826	(514)	688,291	(19,153)
Loan-backed and structured securities:
Residential mortgage backed securities	237,518	(4,483)	—	—	237,518	(4,483)
Commercial mortgage backed securities	19,488	(373)	—	—	19,488	(373)
Total loan-backed and structured securities	257,006	(4,856)	—	—	257,006	(4,856)
Total bonds	$935,471	$(23,495)	$9,826	$(514)	$945,297	$(24,009)
	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss
	($ in thousands)
2020
Bonds:
Industrial and miscellaneous	$75,331	$(4,444)	$19,624	$(595)	$94,955	$(5,039)
Total bonds, excluding loan-backed and structured securities	75,331	(4,444)	19,624	(595)	94,955	(5,039)
Loan-backed and structured securities:
Residential mortgage backed securities	5,185	(9)	—	—	5,185	(9)
Commercial mortgage backed securities	38,139	(3,424)	—	—	38,139	(3,424)
Total loan-backed and structured securities	43,324	(3,433)	—	—	43,324	(3,433)
Total bonds	$118,655	$(7,877)	$19,624	$(595)	$138,279	$(8,472)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other than temporary (please see the "Loan-backed and Structured Securities" section for information on loan-backed security OTTIs). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security-by-security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered. For securities in an unrealized loss position for which an OTTI was not recognized, the Company believes that it will collect all amounts due according to the contractual terms of the securities in effect at the date of acquisition and has the intent and the ability to hold these securities until recovery. The Company recognized $0, $21.1 million, and $8.9 million of OTTIs on non-loan-backed securities during 2021, 2020, and 2019, respectively.

The Company held securities with a fair value of $9.8 million in an unrealized loss position for greater than 12 months at December 31, 2021, and the related unrealized loss of $0.5 million pertains primarily to healthcare and energy securities. The Company held securities with a fair value of $19.6 million in an unrealized loss position for greater than 12 months at December 31, 2020, and the related unrealized loss of $0.6 million pertains primarily to energy securities. The aggregate decline in fair value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

The Company had no individual bonds that exceeded 10% of capital and surplus as of December 31, 2021.

The Company had individual bonds from the following issuers that exceeded 10% of capital and surplus as of December 31, 2020:

Carrying Value
($ in thousands)
Sequoia Mortgage Trust	$38,343

As of December 31, 2021 and 2020, bonds and cash having a fair value of $8.3 million and $9.0 million were on deposit with various governmental authorities as required by law.

The Company held no securities with a 5GI NAIC rating as of December 31, 2021 and 2020.

Loan-backed and Structured Securities

For the impairment review of loan-backed and structured securities, the Company employed the retrospective method during the period, basing its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information that was used for these assumptions was provided by a nationally recognized, real-time database.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

For each of the years in the three-year period ended December 31, 2021, no OTTIs were recorded due to an intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain the securities for a period of time sufficient to recover their amortized cost.

For the three-year period ended December 31, 2021, the Company recognized no OTTIs for loan-backed securities.

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in the Statements of Operations as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains) are as follows as of December 31:

	2021	2020
	($ in thousands)
a. The aggregate amount of unrealized losses:
1. Less than 12 months	$4,856	$3,433
2. Twelve months or longer	$—	$—
b. The aggregate related fair value of securities with unrealized losses:
1. Less than 12 months	$257,006	$43,324
2. Twelve months or longer	$—	$—

In determining whether a loan-backed security had experienced an OTTI, the Company considered the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company's securities.

The Company has no subprime mortgage-related risk exposure.

Mortgage Loans

The Company's mortgage loan portfolio had the following concentrations by type of property as of December 31:

	Percent of Portfolio
	2021	2020
Retail	34.4%	32.2%
Hotel	21.4	23.4
Apartments	17.3	18.9
Industrial	14.8	11.9
Office	12.1	13.6
	100.0%	100.0%

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company's mortgage loan portfolio had the following concentrations by location as of December 31:

	Percent of Portfolio
	2021	2020
North Carolina	14.6%	16.1%
Texas	12.2	13.8
Georgia	12.0	13.2
Illinois	11.0	11.9
Alabama	6.7	7.4
Michigan	5.9	6.5
Utah	5.3	3.7
California	5.0	3.2
Florida	4.2	4.6
New Jersey	3.9	4.4
Virginia	3.2	3.7
Minnesota	3.0	3.4
Ohio	2.5	2.9
Tennessee	2.4	1.2
Louisiana	1.9	2.1
Pennsylvania	1.3	—
Colorado	1.2	—
Kentucky	1.1	—
Mississippi	1.0	1.1
Nevada	0.9	—
New Mexico	0.7	0.8
Total	100.0%	100.0%

The minimum and maximum lending rates for new commercial mortgage loans during 2021 were 3.125% and 3.5%. The minimum and maximum lending rates for new commercial mortgage loans during 2020 were 3.38% and 3.63%.

The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is generally 75%. The Company uses this loan-to-value ratio as a credit quality indicator, which is a component of the Company's ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2021 and 2020, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal. For loans the Company held as of December 31, 2021 and 2020, the maximum percentage of any one loan to the value of security at the time of the loan did not exceed 75%.

As of December 31, 2021 and 2020, the Company did not have any mortgages with interest more than 90 days past due.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

As of December 31, 2021 and 2020, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

The Company's mortgage loans of $371.2 million and $345.2 million as of December 31, 2021 and 2020, respectively, were current.

As of December 31, 2021 and 2020, the Company had no foreclosed properties or impaired loans. The Company reported no valuation allowances on any loans at either December 31, 2021 or 2020. No activity occurred in the allowance for credit losses during 2021, 2020, and 2019.

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), was signed into law. Section 4013 of the CARES Act provides additional relief for certain loan modifications made as a result of the COVID-19 pandemic. On December 27, 2020, the Consolidated Appropriations Act, 2021 was signed into law, which slightly modified and extended the original CARES Act through January 1, 2022. In conjunction with the Consolidated Appropriations Act, the NAIC Statutory Accounting Principles Working Group extended certain limited time exceptions in INT 20-03 and INT 20-07, which align with the provisions of the CARES Act, as amended, and provide relief from the requirement to assess certain loan modifications as troubled debt restructurings or more than minor modifications for certain loans modified in response to COVID-19. In consideration of this guidance, the Company has provided certain relief to certain of its commercial loan borrowers via its COVID-19 Commercial Mortgage Loan Program (the "Loan Modification Program"). As of December 31, 2021, the Company had a total of 7 loans with $134.6 million in unpaid principal balance under the Loan Modification Program. As of December 31, 2020, the Company had a total of 7 loans with $136.6 million in unpaid principal balance under the Loan Modification Program. The modifications under this program may include agreements to defer principal payments only or to defer principal and interest payments for a specified period of time. None of these modifications were considered troubled debt restructurings.

The Company did not restructure any debt during 2021 and 2020.

Common Stock — Federal Home Loan Bank ("FHLB") Agreements

The Company is a member of the FHLB of New York. Through its membership, the Company may receive cash advances as a result of issuing funding agreements to and entering repurchase agreements with the FHLB of New York. The Company had no advances outstanding as of December 31, 2021 and 2020.

The Company uses funds obtained from the funding agreements in an investment spread strategy, consistent with its other investment spread operations. The Company applies SSAP No. 52, "Deposit-Type Contracts" accounting treatment to the funding agreements, consistent with its other deposit-type contracts. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB of New York for use in general operations would be accounted for consistently with SSAP No. 15, "Debt and Holding Company Obligations".

Amounts received under repurchase agreements are accounted for pursuant to SSAP No. 103R, "Transfers and Servicing of Financial Assets and Extinguishments of Liabilities".

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company's FHLB stock was classified as "Membership stock — Class B" and was not eligible for redemption. All of the FHLB stock was held in the General Account and totaled $1.6 million and $1.4 million as of December 31, 2021 and 2020, respectively.

Restricted Assets

The Company's had the following restricted assets, all within the General Account, as of December 31:

Restricted Asset Category	2021	2020	Increase/ (Decrease)	% of Admitted Assets
	($ in thousands)
Subject to repurchase agreements	$36,575	$10,522	$26,053	0.55%
Federal home loan bank capital stock	1,557	1,390	167	0.02
On deposit with states	7,631	8,304	(673)	0.12
Total restricted assets	$45,763	$20,216	$25,547	0.69%

Repurchase Agreements and Wash Sales

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received, and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2021, the Company had a "Borrowed money" obligation of $43.1 million. The Company has posted $38.8 million (statutory carrying value, prior to nonadmission of approximately $2.2 million of bonds) of its assets as repurchase agreement collateral, which was classified as "Bonds" as of December 31, 2021. As of December 31, 2020, the Company had a "Borrowed money" obligation of $10.9 million. The Company posted $10.5 million (statutory carrying value) of its assets as repurchase agreement collateral, which was classified as "Bonds" as of December 31, 2020.

In the normal course of the Company's investment management, securities can be sold and reacquired within 30 days. This practice is known as wash sales. The Company did not record any wash sales for the years ended December 31, 2021, 2020, and 2019.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

While the Company anticipates that its cash flows will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The fair value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

Due to the short tenor of the repurchase agreements, the Company would not expect any stress on liquidity to be an issue.

If market deterioration is detected and/or additional sources of liquidity are needed to manage asset/liability mismatches, the Company would draw down short-term investment positions and conserve cash by ceasing new investment activity. The Company also has an intercompany loan agreement set up with the Company's parent, PLICO, if needed.

The types of repurchase agreement trades used during 2021 and 2020 are as follows:

2021	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	Yes	Yes	No	Yes
Tri-Party (Yes/No)	No	No	No	No
2020	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	No	No	No	Yes
Tri-Party (Yes/No)	No	No	No	No

A summary of the maturity time frame of the maximum amount and ending balances of repurchase agreement transactions during 2021 and 2020 is as follows:

	$ in thousands
2021	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Open — No Maturity	$—	$—	$—	$43,118
2 Days to 1 Week	—	8,999	—	—
>1 Week to 1 Month	20,651	—	—	—
Ending Balance
Open — No Maturity	$—	$—	$—	$43,118
	$ in thousands
2020	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
>1 Week to 1 Month	$—	$—	$—	$17,639
Ending Balance
>1 Week to 1 Month	$—	$—	$—	$10,851

The Company had no securities "sold" and/or acquired that resulted in default during 2021 and 2020.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

A summary of securities "sold" under repurchase agreement — secured borrowing during 2021 and 2020 is as follows:

	$ in thousands
2021	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$38,790
Fair Value	$21,373	$9,435	$—	47,718
Ending Balance
BACV	XXX	XXX	XXX	$38,790
Fair Value	$—	$—	$—	47,718
	$ in thousands
2020	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
BACV	XXX	XXX	XXX	$15,521
Fair Value	$—	$—	$—	18,446
Ending Balance
BACV	XXX	XXX	XXX	$10,522
Fair Value	$—	$—	$—	11,373

As of December 31, 2021, the Company held securities "sold" under repurchase agreement — secured borrowing consisting of NAIC 1 bonds with a carrying value of $20.0 million and fair value of $23.0 million and NAIC 2 bonds with a carrying value of $18.8 million and fair value of $24.7 million. The fair value of nonadmitted bonds was $2.2 million as of December 31, 2021. As of December 31, 2020, the Company held securities "sold" under repurchase agreement — secured borrowing consisting of NAIC 1 bonds with a carrying value of $10.5 million and fair value of $11.4 million.

Details of the collateral received — secured borrowing for the years ended December 31, 2021 and 2020, is as follows:

	$ in thousands
2021	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$20,651	$8,999	$—	$43,118
Ending Balance
Cash	$—	$—	$—	$43,118
	$ in thousands
2020	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash	$—	$—	$—	$17,639
Ending Balance
Cash	$—	$—	$—	$10,851

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company had cash collateral received — secured borrowing of $43.1 million and $10.9 million as of December 31, 2021 and 2020, respectively.

The allocation of aggregate collateral by remaining contractual maturity as of December 31 is as follows:

	Fair Value
	2021	2020
	($ in thousands)
Overnight and Continuous	$43,118	$—
30 Days or Less	—	10,851

The Company did not receive any cash collateral that was reinvested in 2021 and 2020.

The Company recognized the following liability to return cash collateral during the years ended December 31, 2021 and 2020:

	$ in thousands
2021	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash (Collateral-All)	$20,651	$8,999	$—	$43,118
Ending Balance
Cash (Collateral-All)	$—	$—	$—	$43,118
	$ in thousands
2020	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Maximum Amount
Cash (Collateral-All)	$—	$—	$—	$17,639
Ending Balance
Cash (Collateral-All)	$—	$—	$—	$10,851

5.  INCOME TAXES

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent that it can be carried back against prior years' separate company income tax expense. Any amount not carried back is carried forward on a separate company basis. Income taxes recoverable (payable) are recorded in the federal income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The components of the net deferred tax asset/(deferred tax liability) ("DTA"/("DTL") at December 31 are as follows:

	$ in thousands
	12/31/2021			12/31/2020			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
1.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 7+8) Total
(a) Gross Deferred Tax Assets	$104,738	$3,892	$108,630	$109,338	$7,072	$116,410	$(4,600)	$(3,180)	$(7,780)
(b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a-1b)	104,738	3,892	108,630	109,338	7,072	116,410	(4,600)	(3,180)	(7,780)
(d) Deferred Tax Assets Nonadmitted	56,304	—	56,304	58,012	—	58,012	(1,708)	—	(1,708)
(e) Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	48,434	3,892	52,326	51,326	7,072	58,398	(2,892)	(3,180)	(6,072)
(f) Deferred Tax Liabilities	9,977	—	9,977	12,083	—	12,083	(2,106)	—	(2,106)
(g) Net Admitted Deferred Tax Asset/ (Net Deferred Tax Liability) (1e-1f)	$38,457	$3,892	$42,349	$39,243	$7,072	$46,315	$(786)	$(3,180)	$(3,966)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	12/31/2021			12/31/2020			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
2.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
Admission Calculation Components — SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$—	$3,892	$3,892	$—	$2,770	$2,770	$—	$1,122	$1,122
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application Of The Threshold Limitation (The Lesser of 2(b)1 and 2(b)2 Below)	38,457	—	38,457	39,243	4,302	43,545	(786)	(4,302)	(5,088)
1) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	38,457	—	38,457	39,243	4,302	43,545	(786)	(4,302)	(5,088)
2) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	43,830	XXX	XXX	48,770	XXX	XXX	(4,940)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	12/31/2021			12/31/2020			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
2.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	$9,977	$—	$9,977	$12,083	$—	$12,083	$(2,106)	$—	$(2,106)
(d) Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a) +2(b)+2(c)	$48,434	$3,892	$52,326	$51,326	$7,072	$58,398	$(2,892)	$(3,180)	$(6,072)

	$ in thousands
3.	2021	2020
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	782%	850%
(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$369,228	$395,394

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	2021		2020		Change
	(1)	(2)	(3)	(4)	(5)	(6)
4.	Ordinary	Capital	Ordinary	Capital	(Col 1-3) Ordinary	(Col 2-4) Capital
Impact of Tax Planning Strategies
(a) Determination Of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax assets, By Tax Character as a Percentage
1. Adjusted Gross DTA Amount From Note 9A1(c)	$104,738	$3,892	$109,338	$7,072	$(4,600)	$(3,180)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To the Impact of Tax Planning Strategies	0%	100%	0%	100%	0%	0%
3. Net Admitted Adjusted Gross DTA Amount From Note 9A1(e)	$48,434	$3,892	$51,326	$7,072	$(2,892)	$(3,180)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	0%	100%	0%	100%	0%	0%
(b) Does the Company's tax-planning strategies include the use of reinsurance?			Yes		No	X

The Company has no DTLs that are not recognized.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

Current income taxes incurred consist of the following major components:

	$ in thousands
	(1)	(2)	(3)
	2021	2020	(Col 1-2) Change
(a) Federal	$(2,871)	$(645)	$(2,226)
(b) Foreign	—	—	—
(c) Subtotal	(2,871)	(645)	(2,226)
(d) Federal income tax on capital gains	5,931	84	5,847
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred	$3,060	$(561)	$3,621
	$ in thousands
	(1)	(2)	(3)
	2020	2019	(Col 1-2) Change
(a) Federal	$(645)	$4,578	$(5,223)
(b) Foreign	—	—	—
(c) Subtotal	(645)	4,578	(5,223)
(d) Federal income tax on capital gains	84	1,349	(1,265)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred	$(561)	$5,927	$(6,488)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

Deferred Tax Assets

	$ in thousands
	(1)	(2)	(3)
	12/31/2021	12/31/2020	(Col 1-2) Change
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	15,646	16,555	(909)
(4) Investments	—	—	—
(5) Deferred acquisition costs	26,066	25,782	284
(6) Policyholder dividends accrual	16,911	17,253	(342)
(7) Fixed assets	—	—	—

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	(1)	(2)	(3)
	12/31/2021	12/31/2020	(Col 1-2) Change
(8) Compensation and benefits accrual	$42,537	$46,315	$(3,778)
(9) Pension accrual	—	—	—
(10) Receivables — nonadmitted	3,578	3,433	145
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforward	—	—	—
(13) Other (including items <5% of total ordinary tax assets)	—	—	—
(99) Subtotal	104,738	109,338	(4,600)
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	56,304	58,012	(1,708)
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	48,434	51,326	(2,892)
(e) Capital:
(1) Investments	3,892	7,072	(3,180)
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other (including items <5% of total capital tax assets)	—	—	—
(99) Subtotal	3,892	7,072	(3,180)
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—
(h) Admitted capital deferred tax assets (2e99-2f-2g)	3,892	7,072	(3,180)
(i) Admitted deferred tax assets (2d+2h)	$52,326	$58,398	$(6,072)

Deferred Tax Liabilities

	$ in thousands
	(1)	(2)	(3)
	12/31/2021	12/31/2020	(Col 1-2) Change
(a) Ordinary:
(1) Investments	$879	$2,179	$(1,300)
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	6,123	6,155	(32)
(4) Policyholder reserves	2,910	3,672	(762)
(5) Other (including items <5% of total ordinary tax liabilities)	65	77	(12)
(99) Subtotal	9,977	12,083	(2,106)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	(1)	(2)	(3)
	12/31/2021	12/31/2020	(Col 1-2) Change
(b) Capital:	$—	$—	$—
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other (including items <5% of total capital tax liabilities)	—	—	—
(99) Subtotal	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	$9,977	$12,083	$(2,106)
Net deferred tax assets/liabilities (2i-3c)	$42,349	$46,315	$(3,966)

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statement of Changes in Capital and Surplus):

	$ in thousands
	(1)	(2)	(3)
	12/31/2021	12/31/2020	(Col 1-2) Change
Adjusted gross deferred tax assets	$108,630	$116,410	$(7,780)
Total deferred tax liabilities	9,977	12,083	(2,106)
Net deferred tax assets (liabilities)	$98,653	$104,327	(5,674)
Tax effect of unrealized gains/(losses)			130
Tax effect of Prior Period Adjustment			208
Change in net deferred income tax [(charge)/benefit]			$(6,012)
	$ in thousands
	(1)	(2)	(3)
	12/31/2020	12/31/2019	(Col 1-2) Change
Adjusted gross deferred tax assets	$116,410	$116,752	$(342)
Total deferred tax liabilities	12,083	12,066	17
Net deferred tax assets (liabilities)	$104,327	$104,686	(359)
Tax effect of unrealized gains/(losses)			—
Change in net deferred income tax [(charge)/benefit]			$(359)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

On March 27, 2020, the CARES Act was signed into legislation and includes tax provisions relevant to businesses. Some of the significant changes include but are not limited to modifying the restrictions around carryback and utilizing net operating losses. Such provisions did not have a material impact on the Company for the tax year ended December 31, 2020.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

	$ in thousands
	2021	Effective Tax Rate (%)
Provision computed at statutory rate	$3,233	21.0%
Tax on STAT capital gains	6,758	43.9
Amortization of IMR	(1,190)	(7.7)
Change in non-admits	(601)	(4.0)
Nondeductible expense	29	0.2
Tax-exempt income deduction	(73)	(0.5)
Dividends received deduction	(143)	(0.9)
Prior year deferred tax true-up	1,707	11.1
Prior year current tax true-up	(628)	(4.1)
Foreign tax credit	(20)	(0.1)
Total	$9,072	58.9%
Federal and foreign income taxes incurred	$(2,871)	(18.6)%
Tax on capital gains/(losses)	5,931	38.5
Change in net deferred income taxes charge/(benefit)	6,012	39.0
Total statutory income taxes	$9,072	58.9%
	$ in thousands
	2020	Effective Tax Rate (%)
Provision computed at statutory rate	$4,901	21.0%
Tax on STAT capital gains	(3,470)	(14.9)
Amortization of IMR	(647)	(2.8)
Change in non-admits	384	1.6
Nondeductible expense	7	—
Tax-exempt income deduction	(169)	(0.7)
Dividends received deduction	(195)	(0.8)
Prior year deferred tax true-up	(827)	(3.5)
Prior year current tax true-up	(231)	(1.0)
Rate differential on carryback of net operating loss	(125)	(0.5)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	2020	Effective Tax Rate (%)
Foreign tax credit	$(19)	(0.1)%
STAT reserve change through surplus	189	0.8
Total	$(202)	(0.9)%
Federal and foreign income taxes incurred	$(645)	(2.8)%
Tax on capital gains/(losses)	84	0.4
Change in net deferred income taxes charge/(benefit)	359	1.5
Total statutory income taxes	$(202)	(0.9)%
	$ in thousands
	2019	Effective Tax Rate (%)
Provision computed at statutory rate	$9,037	21.0%
Tax on STAT capital gains	(1,243)	(2.9)
Amortization of IMR	(711)	(1.7)
Change in non-admits	(3,683)	(8.6)
Nondeductible expense	6	—
Tax-exempt income deduction	(457)	(1.1)
Prior year deferred tax true-up	(675)	(1.6)
Prior year current tax true-up	502	1.2
Foreign tax credit	(18)	—
STAT reserve change through surplus	(105)	(0.1)
Total	$2,653	6.2%
Federal and foreign income taxes incurred	$4,578	10.6%
Tax on capital gains/(losses)	1,349	3.1
Change in net deferred income taxes charge/(benefit)	(3,274)	(7.5)
Total statutory income taxes	$2,653	6.2%

As of December 31, 2021 and 2020, the Company had no operating loss and no capital loss carryforwards available to offset future net income subject to federal income taxes.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The Company incurred the following amount of income taxes in the current year and preceding years that are available for recoupment in the event of future net losses:

	Ordinary	Capital	Total
	($ in thousands)
2019	$—	$1,349	$1,349
2020	—	—	—
2021	—	2,708	2,708
Total	$—	$4,057	$4,057

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2021 and 2020.

The Company recorded a federal income tax payable of $1.8 million as of December 31, 2021, and a federal income tax receivable of $1.5 million as of December 31, 2020.

The Company had no state transferable tax credits as of December 31, 2021 or 2020.

The Company's federal income tax return for 2021 will be consolidated with the following entities:

Asset Protection Financial, Inc.

Chesterfield International Reinsurance Limited

Concourse Financial Group Agency, Inc.

Concourse Financial Group Securities, Inc.

D.R.G., Inc.

Dealer Services Reinsurance, Ltd.

Empower Financial Resources, Inc.

First Protection Company

First Protection Corporation

First Protection Corporation of Florida

Golden Gate Captive Insurance Company

Interstate Administrative Services, Inc.

Interstate National Corporation

Interstate National Dealer Services of Florida, Inc.

Interstate National Dealer Services, Inc.

Investment Distributors, Inc.

LASAS Technologies, Inc.

National Warranty Corporation

New World Re

New World Warranty Corp.

PIPCO Reinsurance Company, Ltd.

Protective Administrative Services, Inc.

Protective Asset Protection, Inc.

Protective Finance Corporation

Protective Finance Corporation II

Protective Finance Corporation IV

Protective Life and Annuity Insurance Company

Protective Life Corporation

Protective Life Insurance Company

Protective Property & Casualty Insurance Company

Protective Real Estate Holdings, Inc.

Shades Creek Captive Insurance Company

The Advantage Warranty Corporation

United States Warranty Corp.

USWC Holding Company

USWC Installment Program, Inc.

Warranty Business Services Corporation

Warranty Direct, Inc.

Warranty Topco, Inc.

West Coast Life Insurance Company

Western Diversified Services, Inc.

Western General Dealer Services, Inc.

Western General Warranty Corporation

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company does not owe the Repatriation Transition Tax under the Tax Cuts and Jobs Act.

The Company does not have an Alternative Minimum Tax (AMT) credit.

6.  INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES

The Company received no capital contributions in 2021, 2020, and 2019.

During the fourth quarter of 2021, the Company paid an ordinary dividend in the amount of $37.0 million to its parent, PLICO, During the fourth quarter of 2020, the Company paid an ordinary dividend in the amount of $38.0 million to PLICO. During the third quarter of 2019, the Company paid an ordinary dividend in the amount of $41.0 million to PLICO.

The Company has no employees. The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2021 and 2020, the Company had intercompany payables of $2.0 million and $3.6 million, respectively.

There are no guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Company's or any affiliated insurer's assets to liability, other than insurance contracts entered into in the ordinary course of business.

PLC and certain subsidiaries have contracts with affiliates under which investment, legal and data processing services are supplied on a fee basis and other managerial and administrative services are supplied on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $32.6 million, $34.4 million, and $35.6 million for expenses associated with these agreements for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company entered into an agreement with PLICO in 2014 in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts under this agreement as of December 31, 2021 and 2020.

7.  CAPITAL AND SURPLUS, STOCKHOLDER'S DIVIDEND RESTRICTIONS

The Company has 2,500,000 common stock shares authorized, issued, and outstanding. All shares are owned by PLICO as of December 31, 2021 and 2020.

Under the insurance regulations of New York, the maximum amount of dividends which can be paid by New York insurance companies without the prior approval of the Superintendent is subject to certain restrictions. The Company, as a domestic stock life insurance company of the State of New York, may distribute without prior approval from, or notification provided to the Superintendent, a dividend to its stockholder where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: ten percent of its surplus to policyholders as of the immediately preceding calendar year; or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Additionally, the Company may distribute without prior approval from the Superintendent,

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

7.  CAPITAL AND SURPLUS, STOCKHOLDER'S DIVIDEND RESTRICTIONS — (Continued)

dividends to its stockholder out of earned surplus where the aggregate amount of such dividends in any calendar year does not exceed the greater of: ten percent of its surplus to policyholders as of the immediately preceding calendar year; or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, provided that the dividend is reported to the Superintendent within five days following the dividend declaration, and at least ten days prior to the dividend payment, and that such payment is reasonable in relation to the Company's outstanding liabilities and ability to meet its financial needs. Payment of dividends exceeding the greater of ten percent of its surplus to policyholders as of the immediately preceding calendar year, or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. The Company is eligible to pay dividends of approximately $18.3 million during 2022 without receiving permission from, or providing notification to, the Superintendent prior to dividend declaration or payment.

The Company had cumulative unrealized gains (losses) of $(617) thousand and $0 as of December 31, 2021 and 2020, respectively.

The portion of unassigned funds reduced for nonadmitted assets was $75.6 million at December 31, 2021, and $74.4 million at December 31, 2020.

On August 15, 1994, the Company completed the sale of $125 million of 30-year Surplus Notes. Effective September 19, 2021, the Company, with prior approval from the Department, redeemed the remaining outstanding Surplus Notes principal of $1.885 million in accordance with the terms of the Surplus Notes. The carrying value of the Surplus Notes was $1.091 million at September 19, 2021, resulting in a loss on retirement of $0.794 million recognized in miscellaneous expense.

During 2014, the Company received permission from the Department to restate its "Gross paid-in and contributed surplus" and "Unassigned funds — surplus" under a quasi-reorganization pursuant to SSAP No. 72, "Surplus and Quasi-Reorganizations". The effective date of this quasi-reorganization was January 1, 2014. For the years ended December 31, 2021 and 2020, there was no effect on the Company's financial statements from this quasi-reorganization.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company was adequately capitalized under the formula at December 31, 2021 and 2020.

8.  LIABILITIES, COMMITMENTS, AND CONTINGENCIES

The Company has not entered into any contingent commitments or guarantees. The Company did not recognize any gain contingencies during the three-year period ended December 31, 2021.

The Company paid no claims in the reporting period to settle claims-related extra contractual obligations or bad faith claims stemming from lawsuits during 2021, 2020, and 2019.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

8.  LIABILITIES, COMMITMENTS, AND CONTINGENCIES — (Continued)

Scottish Re (U.S.), Inc. ("SRUS") was placed in rehabilitation on March 6, 2019 by the State of Delaware. Under the related order, the Insurance Commissioner of the State of Delaware has been appointed the receiver of SRUS (the "Receiver") and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder. The order was accompanied by an injunction requiring the continued payment of reinsurance premiums to SRUS and temporarily prohibiting cedents, including the Company, from offsetting premiums payable against receivables from SRUS. On June 20, 2019, the Delaware Court of Chancery (the "Court") entered an order approving a Revised Offset Plan, which allows cedents, including the Company, to offset premiums under certain circumstances.

A proposed Rehabilitation Plan ("Original Rehabilitation Plan") was filed by the Receiver on June 30, 2020. The Original Rehabilitation Plan presents the following two options to each cedent: 1) remain in business with SRUS and be governed by the Rehabilitation Plan, or 2) recapture business ceded to SRUS. Due to SRUS's financial status, neither option would pay 100% of the Company's outstanding claims. The Original Rehabilitation Plan would impose certain financial terms and conditions on the cedents based on the election made, the type of business ceded, the manner in which the business is collateralized, and the amount of losses sustained by the cedent. On October 9, 2020, the Receiver filed a proposed order setting forth a schedule to present the Original Rehabilitation Plan for Court approval, which order contemplated possible modifications to the Rehabilitation Plan to be filed with the Court by March 16, 2021. The Court approved the order. On March 16, 2021, the Receiver filed a draft Amended Rehabilitation Plan ("Amended Plan"). The majority of the substance and form of the original Rehabilitation Plan, including its two-option structure described above, remained in place.

For much of 2020 and into early 2021, a group of interested parties collectively requested certain information and financial data from the Receiver that would allow them to more fully evaluate first the Original Rehabilitation Plan and then the Amended Plan. This group also had a number of conversations with counsel for the Receiver regarding concerns over the Plan. On July 26, 2021, the Receiver shared with interested parties an outline of a Modified Plan, along with a liquidation analysis. While there are significant changes proposed in the Modified Plan (as compared to the Original Rehabilitation Plan and the Amended Plan), much of the economic substance (including not paying claims in full) of the Original/Amended Rehabilitation Plan are likely to be included in the Modified Plan.

The Court has yet to rule further or to re-establish a schedule for pre-confirmation procedures or a hearing on confirmation.

As of December 31, 2021, the Company had outstanding claim reserves from SRUS of $0.2 million including a recoverable of $0.2 million. In addition, the Company had a statutory reserve credit of approximately $3.8 million at December 31, 2021. As of December 31, 2021, the Company accrued a loss contingency reserve of $3.3 million under SSAP No. 5R, "Liabilities, Contingencies, and Impairment of Assets" ("SSAP No. 5R") with respect to amounts receivable from SRUS for ceded claims and reserves. As of December 31, 2020, the Company had outstanding claims recoverable of $0.7 million and a statutory reserve credit of approximately $4.0 million. As of December 31, 2020, the Company accrued a loss contingency reserve of $3.6 million under SSAP No. 5R. The Company continues to monitor SRUS and the actions of the Receiver through discussions with legal counsel and review of publicly available information. As of December 31, 2021, management does not believe that

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

8.  LIABILITIES, COMMITMENTS, AND CONTINGENCIES — (Continued)

the ultimate outcome of the rehabilitation process will have a material impact on the Company's financial position or results of operations.

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party's perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding, nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

As of December 31, 2021 and 2020, the Company had no material lease obligations.

9.  REINSURANCE

The Company remains liable with respect to ceded insurance should any reinsurer fail to meet the obligations that it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

The Company has ceded the following to non-affiliated insurers as of and for the years ended December 31:

	2021	2020
	($ in thousands)
Life:
Insurance in force	$1,609,866	$1,742,662
Policy reserves ceded	68,408	75,335
Policy claim liabilities ceded	3,956	3,738
Premiums ceded	13,811	15,287
Accident and health:
Policy reserves ceded	169,881	190,320
Policy claim liabilities ceded	3,308	3,545
Premiums ceded	15,828	18,399

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

9.  REINSURANCE — (Continued)

For the year ended December 31, 2019, the Company ceded life premiums of $15.9 million and accident and health premiums of $20.5 million to non-affiliated insurers.

The Company assumed accident and health policy claim liabilities from non-affiliated insurers of $0.2 million and $0.3 million as of December 31, 2021 and 2020, respectively. For the three-year period ended December 31, 2021, the Company assumed no accident and health premiums from non-affiliated insurers.

None of the Company's reinsurers are owned in excess of 10% or controlled, either directly or indirectly, by the Company or any representative, officer, trustee, or director of the Company. No policies issued by the Company have been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured or any other person not primarily engaged in the insurance business.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2021, 2020, and 2019. No new agreements were executed, or existing agreements amended, during 2021, 2020, and 2019 to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreement.

The Company has not written any receivables off as uncollectible. The Company had $1.8 million and $1.3 million, respectively, of non-admitted reinsurance receivables as of December 31, 2021 and 2020.

The Company had no material commutation of ceded reinsurance during the years ended December 31, 2021, 2020, and 2019.

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31, 2021 are as follows:

Individual Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$29,545	$—	$—	$29,545	11.2%

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
b. At book value less current surrender charge of 5% or more	$39	$—	$—	$39	—%
c. At fair value	—	—	87,906	87,906	33.5
d. Total with market value adjustment or at fair value (total of a through c)	29,584	—	87,906	117,490	44.7
e. At book value without adjustment (minimal or no charge or adj.)	106,131	—	—	106,131	40.3
(2) Not subject to discretionary withdrawal provision	39,436	—	—	39,436	15.0
(3) Total (gross: direct + assumed)	175,151	—	87,906	263,057	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) — (4)	$175,151	$—	$87,906	$263,057

Group Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$24,713	$—	$—	$24,713	26.8%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	8,968	8,968	9.7
d. Total with market value adjustment or at fair value (total of a through c)	24,713	—	8,968	33,681	36.5
e. At book value without adjustment (minimal or no charge or adj.)	21,284	149	—	21,433	23.2
(2) Not subject to discretionary withdrawal provision	37,141	—	—	37,141	40.3
(3) Total (gross: direct + assumed)	83,138	149	8,968	92,255	100.0%
(4) Reinsurance ceded	21,284	—	—	21,284
(5) Total (net) (3) — (4)	$61,854	$149	$8,968	$70,971

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

Deposit-type Contracts (no life contingencies)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—
e. At book value without adjustment (minimal or no charge or adj.)	238,056	—	—	238,056	100.0
(2) Not subject to discretionary withdrawal provision	—	—	—	—	—
(3) Total (gross: direct + assumed)	238,056	—	—	238,056	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) — (4)	$238,056	$—	$—	$238,056

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities

($ in thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$212,372
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	24,633
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	238,056
Subtotal	475,061
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	97,023
Subtotal	97,023
Combined Total	$572,084

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities as of December 31, 2020 are as follows:

Individual Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$31,782	$—	$—	$31,782	11.9%
b. At book value less current surrender charge of 5% or more	53	—	—	53	0.0
c. At fair value	—	—	86,770	86,770	32.6
d. Total with market value adjustment or at fair value (total of a through c)	31,835	—	86,770	118,605	44.5
e. At book value without adjustment (minimal or no charge or adj.)	109,485	—	—	109,485	41.1
(2) Not subject to discretionary withdrawal provision	38,345	—	—	38,345	14.4
(3) Total (gross: direct + assumed)	179,665	—	86,770	266,435	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) — (4)	$179,665	$—	$86,770	$266,435
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

Group Annuities

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$24,284	$—	$—	$24,284	25.8%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	8,160	8,160	8.7

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
d. Total with market value adjustment or at fair value (total of a through c)	$24,284	$—	$8,160	$32,444	34.4%
e. At book value without adjustment (minimal or no charge or adj.)	21,648	159	—	21,807	23.1
(2) Not subject to discretionary withdrawal provision	39,977	—	—	39,977	42.4
(3) Total (gross: direct + assumed)	85,909	159	8,160	94,228	100.0%
(4) Reinsurance ceded	21,648	—	—	21,648
(5) Total (net) (3) — (4)	$64,261	$159	$8,160	$72,580
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date	$—	$—	$—	$—

Deposit-type Contracts (no life contingencies)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
($ in thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustments	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—
e. At book value without adjustment (minimal or no charge or adj.)	244,624	—	—	244,624	99.9

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

10.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS — (Continued)

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in thousands)
(2) Not subject to discretionary withdrawal provision	$272	$—	$—	$272	0.1%
(3) Total (gross: direct + assumed)	244,896	—	—	244,896	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) — (4)	$244,896	$—	$—	$244,896
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date	$—	$—	$—	$—

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities

($ in thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$217,362
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	26,563
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	244,896
Subtotal	488,821
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	95,090
Subtotal	95,090
Combined Total	$583,911

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

11.  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of the Company's life actuarial reserves of December 31, 2021, are as follows:

General Account

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal Life	$49,057	$49,057	$51,979
Other Permanent Cash Value Life Insurance	—	5,153,571	5,198,608
Variable Universal Life	18,524	18,524	20,296
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	79,904
Total (gross: direct + assumed)	67,581	5,221,152	5,350,787
Reinsurance Ceded	—	16,616	47,123
Total (net)	$67,581	$5,204,536	$5,303,664

The Company has no life actuarial reserves in Separate Accounts with guarantees.

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$78,878	$78,877	$80,384
Total (gross: direct + assumed)	78,878	78,877	80,384
Reinsurance Ceded	—	—	—
Total (net)	$78,878	$78,877	$80,384

Reconciliation of Total Life Reserves

($ in thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$5,272,388
Exhibit 5, Accidental Death Benefits Section, Total (net)	930
Exhibit 5, Disability — Active Lives Section, Total (net)	4,416
Exhibit 5, Disability — Disabled Lives Section, Total (net)	20,972
Exhibit 5, Miscellaneous Reserves Section, Total (net)	4,958
Subtotal	5,303,664

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

11.  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS — (Continued)

($ in thousands)
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	$80,384
Subtotal	80,384
Combined Total	$5,384,048

Withdrawal characteristics of the Company's life actuarial reserves of December 31, 2020, are as follows:

General Account

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal Life	$50,860	$50,868	$54,083
Other Permanent Cash Value Life Insurance	—	5,259,570	5,307,096
Variable Universal Life	18,407	18,407	18,992
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	87,257
Total (gross: direct + assumed)	69,267	5,328,845	5,467,428
Reinsurance Ceded	—	16,289	53,687
Total (net)	$69,267	$5,312,556	$5,413,741

The Company has no life actuarial reserves in Separate Accounts with guarantees.

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$72,416	$72,416	$72,503
Total (gross: direct + assumed)	72,416	72,416	72,503
Reinsurance Ceded	—	—	—
Total (net)	$72,416	$72,416	$72,503

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

11.  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS — (Continued)

Reconciliation of Total Life Reserves

($ in thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$5,385,610
Exhibit 5, Accidental Death Benefits Section, Total (net)	1,050
Exhibit 5, Disability — Active Lives Section, Total (net)	4,889
Exhibit 5, Disability — Disabled Lives Section, Total (net)	18,140
Exhibit 5, Miscellaneous Reserves Section, Total (net)	4,052
Subtotal	5,413,741
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	72,503
Subtotal	72,503
Combined Total	$5,486,244

12.  PREMIUMS DEFERRED AND UNCOLLECTED

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Deferred and uncollected life insurance premiums, net of reinsurance, included in "Deferred and uncollected premiums" as of December 31 were as follows:

2021

Type	Gross	Net of Loading
	($ in thousands)
Ordinary new business	$2	$1
Ordinary renewal	32,878	29,195
Totals	$32,880	$29,196

2020

Type	Gross	Net of Loading
	($ in thousands)
Ordinary new business	$2	$1
Ordinary renewal	33,171	29,385
Totals	$33,173	$29,386

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.  SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, The Company reported assets and liabilities from the following product lines/transactions into a Separate Account:

•  Variable life

•  Variable annuity

In accordance with the domiciliary state procedures approving items within the Separate Account, the Separate Account classification of variable life and variable annuity are supported by New York State Statute Section 4240.

In accordance with the products/transactions recorded within the Separate Account, some assets are considered legally insulated whereas others are not legally insulated from the General Account. (The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.)

As of December 31, 2021 and 2020, the Company's Separate Account statement included legally insulated assets of $176.2 million and $167.8 million, respectively. The assets legally insulated from the General Account as of December 31 are attributed to the following products/transactions:

	($ in thousands)
Product	2021	2020
Variable annuities	$97,134	$95,244
Variable life	79,068	72,577
Total	$176,202	$167,821

In accordance with the products/transaction recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

Any of the Separate Account products the Company offers with guarantees from the General Account do not have explicit charges broken out from other mortality and expense charges.

None of the Company's Separate Accounts engage in securities lending transactions.

Most separate and variable accounts held by the Company relate to individual variable annuities and group annuities of a nonguaranteed return nature. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid less any surrenders and surrender charges. Certain other Separate Accounts are used as funding vehicles for flexible premium variable life insurance policies, variable life insurance with additional premium option policies and variable universal life policies. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. The assets and liabilities of these accounts are carried at fair value. This business has been included in the "Nonguaranteed Separate Account" column of the table below.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.  SEPARATE ACCOUNTS — (Continued)

Certain other Separate Accounts relate to experience-rated group annuity contracts, which fund defined contributions pension plans. These contracts provide guaranteed interest returns for one-year only, where the guaranteed interest rate is re-established each year based on the investment experience of the Separate Account. The assets and liabilities of these Separate Accounts are carried at book value. This business has been included in the "Nonindexed Guarantee Less Than 4%" column of the table below.

Information regarding the Company's Separate Accounts is as follows:

	2021
	Index	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2021	$—	$10	$—	$3,084	$3,094
Reserves at 12/31/2021
(2) For accounts with assets at:
a. Fair value	$—	$—	$—	$177,259	$177,259
b. Amortized cost	—	149	—	—	149
c. Total reserves	$—	$149	$—	$177,259	$177,408
(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal:
1. With market value adjustment	$—	$—	$—	$—	$—
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	177,259	177,259
4. At book value without market value adjustment and with current surrender charge less than 5%	—	149	—	—	149
5. Subtotal	$—	$149	$—	$177,259	$177,408
b. Not subject to discretionary withdrawal	—	—	—	—	—
c. Total	$—	$149	$—	$177,259	$177,408
(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13.  SEPARATE ACCOUNTS — (Continued)

	2020
	Index	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2020	$—	$10	$—	$3,274	$3,284
Reserves at 12/31/2020
(2) For accounts with assets at:
a. Fair value	$—	$—	$—	$167,435	$167,435
b. Amortized cost	—	159	—	—	159
c. Total reserves	$—	$159	$—	$167,435	$167,594
(3) By withdrawal characteristics:
a. Subject to discretionary withdrawal:
1. With market value adjustment	$—	$—	$—	$—	$—
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	167,435	167,435
4. At book value without market value adjustment and with current surrender charge less than 5%	—	159	—	—	159
5. Subtotal	$—	$159	$—	$167,435	$167,594
b. Not subject to discretionary withdrawal	—	—	—	—	—
c. Total	$—	$159	$—	$167,435	$167,594
(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

Premiums in the Separate Accounts were $5.4 million for the year ended December 31, 2019.

A reconciliation of net transfers to (from) Separate Accounts is as follows:

	2021	2020	2019
	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,093	$3,284	$5,409
Transfers from Separate Accounts	(16,181)	(18,357)	(14,514)
Net transfers from Separate Accounts	(13,088)	(15,073)	(9,105)
Transfers as reported in the Statements of Operations	$(13,088)	$(15,073)	$(9,105)

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS

The Company determines the fair value of its financial instruments in accordance with SSAP No. 100R, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100R focuses on an "exit price", the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or fair value.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy can be defined as follows:

  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a) Quoted prices for similar assets or liabilities in active markets,

(b) Quoted prices for identical or similar assets or liabilities in non-active markets,

(c) Inputs other than quoted market prices that are observable, and

(d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table provides information as of December 31 about the Company's financial assets and liabilities measured at fair value:

2021

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in thousands)
Assets at fair value
Common stocks
Industrial and miscellaneous	$2,455	$—	$1,557	$—	$4,012
Total common stocks	2,455	—	1,557	—	4,012
Separate Account assets	173,195	3,007	—	—	176,202
Total assets at fair value	$175,650	$3,007	$1,557	$—	$180,214

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

2020

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in thousands)
Assets at fair value
Common stocks
Industrial and miscellaneous	$—	$—	$1,390	$—	$1,390
Total common stocks	—	—	1,390	—	1,390
Separate Account assets	164,744	3,077	—	—	167,821
Total assets at fair value	$164,744	$3,077	$1,390	$—	$169,211

The following is the Level 3 reconciliation of the beginning balance to the ending balance for these assets:

Description	Beginning Balance at 1/01/2021	Transfers from Level 3	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2021
	($ in thousands)
Assets
Common stocks- industrial and misc.	$1,390	$—	$—	$—	$—	$—	$167	$—	$—	$—	$1,557
Total assets	$1,390	$—	$—	$—	$—	$—	$167	$—	$—	$—	$1,557
Description	Beginning Balance at 1/01/2020	Transfers from Level 3	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2020
	($ in thousands)
Assets
Common stocks- industrial and misc.	$968	$—	$—	$—	$—	$—	$422	$—	$—	$—	$1,390
Total assets	$968	$—	$—	$—	$—	$—	$422	$—	$—	$—	$1,390

There were no transfers between levels for the Company's financial assets and liabilities measured at fair value during the years ended December 31, 2021, 2020, and 2019.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses a third-party pricing service and broker quotes to determine fair values. The third-party pricing service and brokers use certain inputs to determine the value of asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation would consist of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margin, and 7) credit ratings of the securities.

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third-party pricing service utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third-party pricing service prices equity securities using market observable prices for the same or similar securities traded in an active market.

Mortgage loan valuations are categorized as Level 3. The Company utilizes an internally developed model to estimate fair value. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

The Company's Separate Account assets consist of financial instruments similar to those held in the General Account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for General Account assets. All assets in the Separate Account are held at fair value. Excluding the impact of an $6 thousand and $11 thousand negative IMR held at December 31, 2021 and 2020, respectively, the Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

The fair value of corporate bonds, government securities, equity securities, and mortgage-backed securities is determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third-party pricing services, and the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains two quotes per security when available. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm's-length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third-party pricing service or an independent broker quotation.

The Company has analyzed the third-party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third-party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted average of contacted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the years ended December 31, 2021, 2020 and 2019.

The following table presents the Company's fair value hierarchy for its financial instruments as of December 31:

Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
2021	$ in thousands
Bonds	$5,657,743	$5,041,489	$8,080	$5,515,942	$133,721
Common stocks	4,012	4,012	2,455	—	1,557
Preferred stocks	14,600	14,600	14,600	—	—
Mortgage loans	391,187	371,219	—	—	391,187
Cash	15,523	15,523	15,523	—	—
Cash equivalents	86,635	86,635	86,635	—	—
Other invested assets	188,992	160,624	—	188,992	—
Contract loans	580,865	580,865	—	—	580,865
Separate Accounts	176,202	176,202	173,195	3,007	—
Deposit-type contracts	238,485	238,056	—	—	238,485
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
2020	$ in thousands
Bonds	$5,964,343	$5,131,966	$8,211	$5,822,076	$134,056
Common stocks	1,390	1,390	—	—	1,390
Preferred stocks	14,917	14,770	14,917	—	—
Mortgage loans	366,948	345,184	—	—	366,948
Cash	26,748	26,748	26,748	—	—
Cash equivalents	92,204	92,202	92,204	—	—
Other invested assets	172,502	143,315	—	172,502	—
Contract loans	619,462	619,462	—	—	619,462
Separate Accounts	167,821	167,821	164,744	3,077	—
Deposit-type contracts	245,528	244,896	—	—	245,528
Surplus Notes	2,486	1,091	—	—	2,486

The fair value of bonds, preferred stocks, common stocks, and certain surplus notes reported as "Other invested assets" are determined using methodologies prescribed by the NAIC. The fair value of bonds, preferred stock, common stocks, and certain surplus notes are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices.

As of December 31, 2021 and 2020, the Company held approximately $1.6 million and $1.4 million, respectively, of FHLB stock, which is classified as Level 3. The Company believes that the cost of the FHLB stock approximates fair value.

The carrying value of the Company's cash approximates fair value.

Cash equivalent fair values are determined using methodologies prescribed by the NAIC and are provided by a third-party pricing service.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.  FAIR VALUE MEASUREMENTS — (Continued)

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Contract and policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company's fair value of contract loans approximates carrying value.

The majority of securities in the Company's Separate Accounts consist of mutual funds valued at fair value. All other publicly traded bonds and stocks are also valued at fair value. Direct placement bonds and warrants are stated at fair value, as determined by the Company or third-party appraisers. Short-term investments held in money market Separate Accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other Separate Accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost which, the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of respective trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds.

Deposit-type contracts include annuities certain, supplemental contracts, and dividend accumulations. The Company estimates the fair values of annuities certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations approximates carrying value.

The Company estimated the fair value of its Surplus Notes using third-party pricing models.

The Company held no financial instruments as of December 31, 2021 and 2020, for which it was not practicable to estimate fair value. The Company held no investments measured at NAV as of December 31, 2021 and 2020.

15.  RETAINED ASSETS

The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in "Death and annuity benefits" in the Statements of Operations. In lieu of a cash payment to the beneficiary, a liability is established in "Liability for deposit-type contracts" in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The credited rate during 2021, 2020, and 2019 for accounts administered by Northern Trust was 0.25%. For accounts administered by Bank of New York Mellon ("BNYM"), which were introduced during 2014, the credited rate for 2019, 2020, and through March 2021 was 0.40% for accounts opened prior to May 1, 2019 and 1.0% for accounts opened on or after May 1, 2019. After April 1, 2021, the credited rate for all BNYM accounts was 0.4%.

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

15.  RETAINED ASSETS — (Continued)

No fees were charged to retained asset account owners during the three-year period ended December 31, 2021.

In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy or a retained assets account. The retained assets account is generally the default method.

The table below summarizes the number and balance of retained asset accounts in force, by aging category, as of December 31:

	In Force ($ in thousands)
	2021		2020
	Number	Balance	Number	Balance
a. Up to and including 12 Months	162	$15,111	167	$13,276
b. 13 to 24 Months	115	7,986	117	7,682
c. 25 to 36 Months	85	4,904	114	4,913
d. 37 to 48 Months	91	3,541	98	3,798
e. 49 to 60 Months	81	3,076	103	5,433
f. Over 60 Months	761	20,844	731	17,708
g. Total	1,295	$55,462	1,330	$52,810

All of the Company's retained asset accounts are individual contracts. The table below shows retained asset components as of December 31:

	($ in thousands)
	2021		2020
	Number	Balance Amount	Number	Balance Amount
a. Number/Balance of Retained Asset Accounts at the Beginning of the Year	1,330	$52,810	1,381	$51,200
b. Number/Amount of Retained Asset Account Issued/Added During the Year	272	32,561	301	34,676
c. Investment Earnings Credited to Retained Asset Accounts During the Year	XXX	241	XXX	286
d. Fees and Other Charges Assessed to Retained Asset Accounts During the Year	XXX	—	XXX	—
e. Number/Amount of Retained Asset Accounts Transferred to State Unclaimed Property funds During the Year	5	—	—	—
f. Number/Amount of Retained Asset Accounts Closed/Withdrawn During the Year	302	30,150	352	33,352
g. Number/Balance of Retained Asset Accounts at the End of the Year g=a+b+c-d-e-f	1,295	$55,462	1,330	$52,810

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  CLOSED BLOCK AND PARTICIPATING POLICIES

During 1998, for policyholder dividend purposes only, the Company established the closed block (the "Closed Block") of participating business for the exclusive benefit of the policies included therein. Assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from the in-force policies in the Closed Block, are reasonably expected to be sufficient to support the Closed Block including, but not limited to, provisions for payment of claims and surrender benefits, certain expenses and taxes, and to provide for continuation of dividend scales payable in 1998, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes.

None of the assets held as of December 31, 2021 and 2020, including the revenue therefrom, allocated to the Closed Block or acquired by the Closed Block will revert to the benefit of PLICO as sole stockholder of the Company, or to the Company's former parent and stockholder. No assets may be reallocated or transferred between the Closed Block and any other portion of PLICO's General Account or any of its Separate Accounts or any person affiliated with PLICO without the prior approval of the Department. The Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

The 2022 Closed Block dividend interest rate scale will be the same as the 2021 and 2020 dividend interest rate scales.

Summarized balance sheet information for the Closed Block is as follows:

	December 31
	2021	2020
	($ in thousands)
Bonds and common stocks	$4,019,504	$4,046,610
Mortgage loans on real estate	65,832	67,271
Contract loans	557,526	595,738
Cash and other invested assets	192,112	222,239
Other assets	70,436	80,888
Total Closed Block assets	$4,905,410	$5,012,746
Policy reserves & deposit type funds	$5,156,557	$5,276,201
Other liabilities	154,738	157,886
Total Closed Block liabilities	$5,311,295	$5,434,087

For the years ended December 31, 2021, 2020, and 2019, respectively, total closed and open block direct premiums under individual and group insurance participating policies were $183.3 million or 86.4%, $209.3 million or 92.6%, and $205.0 million or 84.1% of direct individual and group premiums earned. The aggregate amount of divisible surplus to be distributed during the year is determined by Company management with due recognition to factors including solvency of the Company, its ability to meet all contractual obligations, and the existence of the Closed Block which was established as part of MONY's Plan of Reorganization effective November 16, 1998. The aggregate divisible surplus is then divided among policyholders in the proportion that their policies are considered to have contributed to divisible surplus. In addition, as specified in MONY's Plan of Reorganization, dividend scales for Closed Block policies are based on changes in the specific experience for this business

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.  CLOSED BLOCK AND PARTICIPATING POLICIES — (Continued)

relative to the experience underlying the 1998 dividend scale. The liability for dividends payable in the following year is included in "Other policyholders' funds and policy and contract liabilities". The change in this liability is charged or credited to current year operations in "Dividends to policyholders". Dividends to policyholders were $82.5 million, $80.8 million, and $84.4 million in 2021, 2020, and 2019, respectively, and the Company did not allocate any additional income to such policyholders.

17.  INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The table below presents a summary of the contractual amounts of off-balance sheet financial instruments as of December 31:

	2021	2020
	($ in thousands)
Commitments to extend mortgage loans	$7,250	$12,250

Commitments to extend mortgage loans are agreements to lend to a borrower, provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

For commitments to extend mortgage loans, the amounts presented above do not represent amounts at risk if the counterparty defaults.

The collateral held for commitments to extend mortgage loans is a cash commitment fee, which is forfeited if the counterparty fails to perform.

18.  COMPANY-OWNED LIFE INSURANCE

The Company is the owner and beneficiary of life insurance policies that are included in the "Other assets" line at their cash surrender values pursuant to SSAP No. 21R, "Other admitted assets", prior to non-admission. At December 31, 2021 and 2020, respectively, the $13.2 million and $13.8 million cash surrender values of these policies were fully non-admitted.

19.  OTHER DISCLOSURES

Beginning in 2020, the COVID-19 pandemic created both a public health crisis in the United States and worldwide that impacted the Company's results of operations. The pandemic disrupted people's lives, pushed hospital systems to their capacity, created a higher risk of mortality, and negatively impacted the U.S. and global economy. Because of the size and breadth of this pandemic, all of the direct and indirect consequences of COVID-19 are not yet known and may not emerge for some time. The spread of COVID-19 has resulted in excess deaths in the population that can be both directly and indirectly attributed to the virus. In addition, the pandemic prompted lockdowns in the population, business shutdowns, loss of jobs, and reduced supply and demand of goods and services. The rollout of COVID-19 vaccines throughout 2021 mitigated mortality risk but new COVID-19 variants, particularly the Delta and Omicron variants, are still causing significant surges in COVID cases, hospitalizations, and deaths in the U.S., especially among the unvaccinated. Additionally, mass vaccinations also led to

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

19.  OTHER DISCLOSURES — (Continued)

the lifting of lockdowns and started a slow economic recovery. The resulting increase in consumer demand created significant challenges for supply chains as a result of labor and raw material shortages, which could lead to reduced earnings for many industries.

The extent to which the COVID-19 pandemic could continue to impact the Company's business, results of operations, or financial condition will depend on future developments which are highly uncertain and cannot be predicted, including the rate and long-term efficacy of vaccinations, the impact of new COVID-19 variants, Long COVID, mortality effects of the pandemic indirectly attributed to COVID-19, and actions taken by governmental authorities and other third parties in response to the pandemic.

20.  RECONCILIATION FROM STATUTORY FILING

The Company is required to prepare and file an Annual Statement with insurance regulatory authorities. The 2019 audited results included herein contain adjustments not recorded by the Company in its Annual Statement. The following is a reconciliation between the audited financial statements and the Annual Statement filed with the insurance regulatory authorities as of December 31, 2019:

	Per the Annual Statement	Adjustments	As Reported Herein
	($ in thousands)
Change in nonadmitted assets and related items	$(25,145)	$7,389	$(17,756)

The adjustments noted above is the result of a correction of the admitted deferred tax asset reported in the Company's December 31, 2018 Annual Statement. The correction was due to a change in the computation of the expected reversals of deferred tax assets related to reserves as used in the Company's December 31, 2018 tax calculations. The Company's 2019 Audited Statutory Financial Statements were adjusted to reflect the reversal of these changes.

21.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2021, and through April 19, 2022 (the date of the issuance of the Statutory statements included herein), and there are no material subsequent events to report.

SUPPLEMENTAL SCHEDULES

MONY LIFE INSURANCE COMPANY

SCHEDULE I

Summary of Investments-Other than Investments in Related Parties as of December 31, 2021

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet
	($ in thousands)
Fixed maturities:
Bonds:
United States Government and government agencies and authorities	$219,417	$244,739	$219,417
States, municipalities and political subdivisions	25,668	31,102	25,668
Foreign governments	26,160	33,660	26,160
Public utilities	700,944	817,019	700,944
All other corporate bonds	4,069,300	4,531,223	4,069,300
Total fixed maturities	5,041,489	5,657,743	5,041,489
Equity securities:
Common stocks:
Banks, trust and insurance companies	1,557	1,557	1,557
Industrial, miscellaneous and all other	2,902	2,455	2,455
Nonredeemable preferred stocks	14,770	14,600	14,600
Total equity securities	19,229	18,612	18,612
Mortgage loans on real estate	371,219	391,187	371,219
Policy loans	580,865	580,865	580,865
Other long-term investments	160,624	188,992	160,624
Short-term investments	86,635	86,635	86,635
Total investments	$6,260,061	$6,924,034	$6,259,444

See accompanying independent auditors' report.
S-1

MONY LIFE INSURANCE COMPANY

SCHEDULE IV

Reinsurance

as of and for the years ended December 31, 2021, 2020, and 2019

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
	($ in thousands)
2021
Life insurance in force	$15,277,500	$1,609,866	$—	$13,667,634	—%
Premiums:
Life insurance	$203,458	$13,811	$—	$189,647	—%
Accident and health insurance	16,277	15,828	—	449	—%
Total	$219,735	$29,639	$—	$190,096	—%
2020
Life insurance in force	$16,176,820	$1,742,662	$—	$14,434,158	—%
Premiums:
Life insurance	$212,595	$15,287	$—	$197,308	—%
Accident and health insurance	18,934	18,399	—	535	—%
Total	$231,529	$33,686	$—	$197,843	—%
2019
Life insurance in force	$17,288,282	$1,938,806	$—	$15,349,476	—%
Premiums:
Life insurance	$224,679	$15,910	$—	$208,769	—%
Accident and health insurance	21,233	20,541	—	692	—%
Total	$245,912	$36,451	$—	$209,461	—%

See accompanying independent auditors' report.
S-2